As filed with the Securities and Exchange Commission on September 3rd, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

Semi-Annual Report

June 30, 2014

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds:

Funds	Inception Date	NAV @ 6/30/14	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/14	One Year Total Return Ended 6/30/14	Five Year Average Annualized Return Ended 6/30/14	Ten Year Average Annualized Return Ended 6/30/14	Avg. Annual Total Return Since Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$23.61	0.81%	0.94%	5.21%	22.35%	18.46%	8.68%	8.70%
S&P 500® Index[1]					7.14%	24.61%	18.83%	7.78%	8.40%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$28.12	N/A	0.95%	-0.74%	19.75%	20.12%	8.88%	11.49%
Russell 2000® Index[2]					3.19%	23.64%	20.21%	8.70%	9.71%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$27.19	N/A	1.20%	-0.87%	19.45%	19.82%	8.61%	10.82%
Russell 2000® Index[2]					3.19%	23.64%	20.21%	8.70%	10.50%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$12.99	1.01%	1.19%	0.15%	23.48%	N/A	N/A	8.60%
Russell 2500® Index[3]					5.95%	25.58%	N/A	N/A	13.39%
LKCM Balanced Fund	12/30/97	$20.38	0.80%	1.04%	4.60%	17.84%	13.94%	8.00%	6.58%
S&P 500® Index[1]					7.14%	24.61%	18.83%	7.78%	6.29%
Barclays U.S. Intermediate
Government/Credit Bond Index[4]					2.25%	2.86%	4.09%	4.33%	5.14%
LKCM Fixed Income Fund	12/30/97	$11.01	0.65%	0.72%	1.86%	2.91%	4.43%	4.54%	4.93%
Barclays U.S. Intermediate
Government/Credit Bond Index[4]					2.25%	2.86%	4.09%	4.33%	5.14%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2015. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.
**	Expense ratios above are as of December 31, 2013, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ fiscal year ended December 31, 2013 may differ.
1	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
3	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
4	The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

2014 Review

During the first half of the year, investors continue to favor stocks that looked like bonds and bonds that looked like stocks. The best performing sector of the Standard & Poor’s 500® Index for the first half of the year was the Utilities sector (a sector the Funds are normally underweight) which we believe reflects investor appetite for dividend income rather than an expression of an undervalued sector. In the fixed income marketplace, high yield corporate bonds continued to outperform their investment grade counterparts during the first half of the year. The strong performance of high yield bonds warrants close watch from the vantage of both equity and fixed income investors. Investors have bid up the price of high yield bonds to the point that yields have dropped meaningfully, as the yield premium for corporations with higher financial risk relative to investment grade companies has meaningfully narrowed. In essence, the combined forces of the Federal Reserve and the global savings glut have, in our view, contributed to a low cost of capital for companies, regardless of financial risk profile.

Equity markets, as measured by the Standard & Poor’s 500® Index, posted solid returns and we believe now reflect a valuation that aligns more closely with our near-term growth prospects for the economy. Low volatility continued to be a hallmark of the current environment. Not only do interest rates and oil prices demonstrate low volatility, but the Standard & Poor’s 500® Index finished the second quarter with fifty-one consecutive days with a daily price change of less than one percent. The last time we witnessed such a streak was 1995. More broadly, the equity markets, as measured by the Standard & Poor’s Index, have not experienced a double digit correction since 2012.

Near-zero interest rate monetary policy at home and abroad continued to hamper investors’ hunt for yield. Because this dynamic has implications for both equity and fixed income markets, investors are currently on “rate watch” as central banks begin to condition markets for higher rates through forward guidance. In the interim, corporate earnings continued to grow at a high single digit pace that we consider supportive of the market’s current rate of appreciation. While we do not believe the low volatility in equities, interest rates, and energy is concerning, we would not be surprised to see greater volatility going forward possibly at the actual time of interest rate hikes expected next year.

LKCM Equity Fund

The LKCM Equity Fund returned 5.21% for the six months ended June 30, 2014 against the 7.14% return for the Fund’s benchmark, the Standard & Poor’s 500® Index for the same period. The Fund benefited from stock selection in the Consumer Staples and Materials sectors but this was more than offset by our stock selection in the Consumer Discretionary, Energy and Financial Sectors. Our underweight position in the Utilities sector also had a negative impact on returns as companies in this sector benefited from investors seeking yield in response to lower bond yields. We believe the Fund can benefit in the future from our investment in what we view as higher quality companies identified by our investment strategy.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund Institutional Class declined 0.74% for the six months ended June 30, 2014 against the 3.19% return for the Fund’s benchmark, the Russell 2000® Index during the same period. During the period, both our stock selection and sector allocation decisions detracted from results. Positive stock selection in the Energy sector was more than offset by weakness in the Technology, Industrials and Financials sectors. Sector allocation decisions were a marginal drag with our underweight in the Utilities sector accounting for much of the shortfall. Our investment strategy for the Fund focuses on higher quality companies and it had difficulty overcoming two powerful forces that we believe continued to drive the markets: “reach for yield” and focus on lower quality companies. We continue to have an economic growth focus in the Fund’s portfolio and believe the Fund can benefit from an expanding economy.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund returned 0.15% for the six months ended June 30, 2014 against the 5.95% return of the Fund’s benchmark, the Russell 2500® Index during the same period. During the period, both our stock selection and sector allocation decisions detracted from results. Positive stock selection in the Energy and Materials sectors was more than offset by weakness in the Technology, Consumer Discretionary and Financials sectors. Sector allocation decisions were a marginal drag with our underweight in the Utilities sector accounting for much of the shortfall. Our investment strategy for the Fund focuses on what we view as higher quality companies and it had difficulty overcoming two powerful forces that we believe continued to drive the markets: “reach for yield” and focus on lower quality companies. We continue to have an economic growth focus in the Fund’s portfolio and believe the Fund can benefit from an expanding economy.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund lagged its benchmark, the Barclays Intermediate Government/Credit Bond Index, during the six months ended June 30, 2014, advancing 1.86% versus 2.25% for the benchmark. During this period, the yield curve flattened as interest rates rose on the short end and declined in both the intermediate and long end of the curve. This flattening trend was a reversal of the steepening experienced throughout 2013 and led to longer duration issues outperforming their shorter duration counterparts. As a result, the Fund’s 3.0 year defensive duration posture, relative to the 3.9 year duration for the benchmark, was the primary contributor detracting from performance as interest rates on intermediate and longer-dated securities declined and prices rose. The Fund’s overweight position in the corporate bond sector, relative to the benchmark, was additive to performance as credit spreads tightened in the first half of the year and corporate bonds outperformed government bonds. In addition, the Fund’s relative exposure to fixed income securities with ratings of BBB as well as BB, was additive to performance as those securities outperformed the benchmark.

LKCM Balanced Fund

The LKCM Balanced Fund advanced 4.60% for the six months ended June 30, 2014 against the 7.14% return for the Standard & Poor’s 500® Index and the 2.25% return for the Barclays U.S. Intermediate Government/Credit Bond Index during the same period. Both the equity as well as the fixed income sectors of the Fund’s portfolio generated positive returns during the period. The equity sector was led by stock selection in Energy, Consumer Staples and Consumer Discretionary sectors, while stock selection in the Information Technology sector posted positive absolute returns but lagged the benchmark. We believe the fixed income portion of the Fund’s portfolio remains conservatively positioned from a maturity and quality standpoint. The Fund’s investment objective emphasizes current income and long-term capital appreciation, and the Fund invests in a blend of equity securities, fixed income securities and cash and cash equivalents in an effort to attain the desired risk/reward profile.

J. Luther King, Jr., CFA, CIC

August 12, 2014

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 8-21 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Fund’s summary and statutory prospectuses.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

BBB and BB refer to bond ratings. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Stocks and bonds are not guaranteed. Bonds traditionally experience less volatility than stocks but have less growth potential. High yield bonds are subject to certain risks including market, greater price volatility, credit, liquidity, issuer, interest-rate, and inflation. Lower-rated and non-rated securities involve greater risk than higher rated securities. Stocks, investment grade bonds and high yield bonds as well as other asset classes have different risk profiles which should be considered when investing. High yield securities have greater price volatility and credit and liquidity risks (presenting a greater risk of loss to principal and interest) than other higher-rated, investment grade securities.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

LKCM Funds Expense Example — June 30, 2014 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/14-/6/30/14).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14–6/30/14
Actual	$1,000.00	$992.60	$4.64
Hypothetical (5% return before expense)	$1,000.00	$1,020.13	$4.71

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14–6/30/14
Actual	$1,000.00	$991.30	$5.88
Hypothetical (5% return before expense)	$1,000.00	$1,018.89	$5.96

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14–6/30/14
Actual	$1,000.00	$1,001.50	$4.96
Hypothetical (5% return before expense)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14–6/30/14
Actual	$1,000.00	$1,052.10	$4.07
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14–6/30/14
Actual	$1,000.00	$1,046.00	$4.06
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14–6/30/14
Actual	$1,000.00	$1,018.60	$3.25
Hypothetical (5% return before expense)	$1,000.00	$1,021.57	$3.26

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS - 97.1%	Shares	Value
Aerospace & Defense - 2.5%
Hexcel Corporation (a)	298,160	$12,194,744
Teledyne Technologies Incorporated (a)	143,915	13,984,221

		26,178,965

Auto Components - 1.0%
Dorman Products, Inc. (a)	211,310	10,421,809

Automobiles - 1.9%
Thor Industries, Inc.	177,397	10,088,567
Winnebago Industries, Inc. (a)	374,911	9,440,259

		19,528,826

Banks - 9.1%
BancorpSouth, Inc.	628,474	15,441,606
Columbia Banking System, Inc.	478,240	12,582,494
Community Bank System, Inc.	224,915	8,141,923
Hancock Holding Company	251,750	8,891,810
Hanmi Financial Corporation	432,595	9,119,103
Home Bancshares Inc.	460,338	15,108,293
Prosperity Bancshares, Inc.	174,560	10,927,456
Texas Capital Bancshares, Inc. (a)	269,640	14,547,078

		94,759,763

Biotechnology - 1.3%
EXACT Sciences Corporation (a)	794,860	13,536,466

Building Products - 0.5%
PGT, Inc. (a)	589,806	4,995,657

Capital Markets - 1.1%
Evercore Partners Inc. - Class A	207,440	11,956,842

Chemicals - 1.4%
PolyOne Corporation	336,680	14,187,695

Commercial Services & Supplies - 1.0%
MSA Safety Incorporated	182,610	10,496,423

Communications Equipment - 3.7%
Allot Communications Ltd. (a) (b)	536,930	7,006,937
Ciena Corporation (a)	621,675	13,465,480
Infinera Corporation (a)	943,300	8,678,360
Sonus Networks, Inc. (a)	2,459,660	8,830,179

		37,980,956

Construction & Engineering - 0.9%
Primoris Services Corporation	338,660	9,766,954

Construction Materials - 1.1%
Headwaters Incorporated (a)	861,170	11,961,652

Containers & Packaging - 1.2%
Greif, Inc. - Class A	230,925	12,599,268

Diversified Consumer Services - 2.2%
DeVry Education Group Inc.	197,755	8,372,947
Hillenbrand, Inc.	431,570	14,077,813

		22,450,760

COMMON STOCKS	Shares	Value
Diversified Financials - 2.6%
HFF, Inc. - Class A	439,733	$16,353,670
MarketAxess Holdings Inc.	197,695	10,687,392

		27,041,062

Diversified Telecommunication Services - 0.6%
Ruckus Wireless, Inc. (a)	527,990	6,288,361

Electrical Equipment & Instruments - 3.1%
Belden Inc.	244,325	19,096,442
Franklin Electric Co., Inc.	331,870	13,384,317

		32,480,759

Electronic Equipment & Instruments - 1.0%
Coherent, Inc. (a)	151,585	10,030,379

Energy Equipment & Services - 0.5%
Atwood Oceanics, Inc. (a)	105,910	5,558,157

Food & Drug Retailing - 0.7%
The Chefs’ Warehouse, Inc. (a)	364,956	7,215,180

Food Products - 1.4%
Post Holdings, Inc. (a)	281,220	14,316,910

Health Care Equipment & Supplies - 8.1%
CONMED Corporation	178,545	7,882,762
Cyberonics, Inc. (a)	224,370	14,014,150
Cynosure, Inc. - Class A (a)	393,393	8,359,601
DexCom Inc. (a)	368,485	14,614,115
Endologix, Inc. (a)	696,553	10,594,571
MWI Veterinary Supply, Inc. (a)	105,290	14,950,127
The Spectranetics Corporation (a)	608,643	13,925,752

		84,341,078

Health Care Providers & Services - 3.1%
Acadia Healthcare Company, Inc. (a)	283,683	12,907,576
Team Health Holdings, Inc. (a)	379,540	18,954,228

		31,861,804

Hotels, Restaurants & Leisure - 2.3%
La Quinta-Holdings, Inc. (a)	549,915	10,525,373
Orient-Express Hotels Ltd - Class A (a) (b)	929,682	13,517,577

		24,042,950

Industrial Conglomerates - 0.7%
Raven Industries, Inc.	232,275	7,697,593

Internet Software & Services - 4.3%
E2open, Inc. (a)	308,365	6,373,905
Euronet Worldwide, Inc. (a)	316,180	15,252,523
LogMeIn, Inc. (a)	319,890	14,913,272
SPS Commerce, Inc. (a)	132,160	8,351,190

		44,890,890

IT Consulting & Services - 2.3%
Acxiom Corporation (a)	532,060	11,540,381
Sapient Corporation (a)	759,850	12,347,563

		23,887,944

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

COMMON STOCKS	Shares	Value
Leisure Equipment & Products - 1.2%
Pool Corporation	213,355	$12,067,359

Machinery - 5.9%
Actuant Corporation - Class A	227,115	7,851,366
Barnes Group Inc.	341,745	13,170,852
Chart Industries, Inc. (a)	94,245	7,797,831
Harsco Corporation	342,770	9,127,965
The Manitowoc Company, Inc.	441,725	14,515,083
TriMas Corporation (a)	227,075	8,658,370

		61,121,467

Marine - 0.8%
Diana Shipping Inc. (a) (b)	812,750	8,850,848

Media - 1.4%
The E.W. Scripps Company - Class A (a)	664,605	14,063,042

Metals & Mining - 3.0%
Carpenter Technology Corporation	134,430	8,502,698
Commercial Metals Company	558,440	9,666,596
Worthington Industries, Inc.	292,180	12,575,427

		30,744,721

Oil & Gas & Consumable Fuels - 8.1%
Athlon Energy Inc. (a)	466,225	22,238,932
Bill Barrett Corporation (a)	548,095	14,677,984
Matador Resources Company (a)	374,271	10,958,655
Parsley Energy, Inc. - Class A (a)	501,810	12,078,567
Sanchez Energy Corporation (a)	328,743	12,357,449
Synergy Resources Corporation (a)	875,670	11,602,628

		83,914,215

Pharmaceuticals - 2.1%
Akorn, Inc. (a)	662,633	22,032,547

Real Estate - 0.9%
Kennedy-Wilson Holdings, Inc.	368,972	9,895,829

Semiconductor Equipment & Products - 1.3%
Rambus Inc. (a)	970,695	13,880,939

Software - 4.8%
ACI Worldwide, Inc. (a)	246,445	13,759,024
Aspen Technology, Inc. (a)	184,335	8,553,144
Bottomline Technologies (de) Inc. (a)	218,740	6,544,701
Interactive Intelligence Group, Inc. (a)	271,320	15,229,192
IntraLinks Holdings, Inc. (a)	616,369	5,479,520

		49,565,581

Specialty Retail - 0.7%
Pier 1 Imports, Inc.	453,485	6,988,204

Textiles, Apparel & Luxury Goods - 4.1%
Kate Spade & Company (a)	219,770	8,382,028
Movado Group, Inc.	290,830	12,118,886
Oxford Industries, Inc.	171,145	11,410,237
Skechers U.S.A., Inc. - Class A (a)	228,970	10,463,929

		42,375,080

COMMON STOCKS	Shares	Value
Thrifts & Mortgage Finance - 0.8%
Capitol Federal Financial Inc.	725,120	$8,817,459

Trading Companies & Distributors - 2.4%
Aceto Corporation	209,785	3,805,500
MRC Global Inc. (a)	256,560	7,258,083
WESCO International, Inc. (a)	162,980	14,078,212

		25,141,795

TOTAL COMMON STOCKS
(Cost $740,817,926)		1,009,934,189

SHORT-TERM INVESTMENTS - 3.1%
Money Market Funds (c) - 3.1%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%	941,557	941,557
Federated Government Obligations Fund - Institutional Shares, 0.01%	30,795,423	30,795,423

TOTAL SHORT-TERM INVESTMENTS
(Cost $31,736,980)		31,736,980

Total Investments - 100.2%
(Cost $772,554,906)		1,041,671,169
Liabilities in Excess of Other Assets - (0.2)%		(2,054,143)

TOTAL NET ASSETS - 100.0%		$1,039,617,026

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS - 95.5%	Shares	Value
Aerospace & Defense - 7.3%
B/E Aerospace, Inc. (a)	126,955	$11,742,069
Hexcel Corporation (a)	233,295	9,541,766
Teledyne Technologies Incorporated (a)	76,760	7,458,769

		28,742,604

Banks - 8.6%
BancorpSouth, Inc.	327,235	8,040,164
Comerica Incorporated	196,880	9,875,501
Prosperity Bancshares, Inc.	88,265	5,525,389
Texas Capital Bancshares, Inc. (a)	101,520	5,477,004
Zions Bancorporation	174,660	5,147,230

		34,065,288

Biotechnology - 1.2%
Covance Inc. (a)	56,450	4,830,991

Capital Markets - 5.8%
Affiliated Managers Group, Inc. (a)	37,180	7,636,772
E*Trade Financial Corporation (a)	384,690	8,178,510
Evercore Partners Inc. - Class A	121,580	7,007,871

		22,823,153

Chemicals - 3.3%
FMC Corporation	78,680	5,601,229
PolyOne Corporation	179,130	7,548,538

		13,149,767

Communications Equipment - 3.6%
Ciena Corporation (a)	382,180	8,278,019
Finisar Corporation (a)	309,765	6,117,859

		14,395,878

Construction Materials - 1.7%
Martin Marietta Materials, Inc.	49,675	6,559,584

Diversified Consumer Services - 2.0%
Hillenbrand, Inc.	248,385	8,102,319

Diversified Financials - 2.0%
Jones Lang LaSalle Incorporated	62,660	7,919,597

Electrical Equipment & Instruments - 4.8%
Acuity Brands, Inc.	63,225	8,740,856
Belden Inc.	131,925	10,311,258

		19,052,114

Electronic Equipment & Instruments - 2.2%
Trimble Navigation Limited (a)	232,510	8,591,245

Food Products - 3.0%
Post Holdings, Inc. (a)	149,535	7,612,827
The WhiteWave Foods Company (a)	136,590	4,421,418

		12,034,245

Health Care Equipment & Supplies - 5.8%
Cyberonics, Inc. (a)	124,440	7,772,523
DexCom Inc. (a)	113,320	4,494,271
MWI Veterinary Supply, Inc. (a)	35,090	4,982,429
PerkinElmer, Inc.	126,760	5,937,438

		23,186,661

COMMON STOCKS	Shares	Value
Health Care Providers & Services - 4.0%
Acadia Healthcare Company, Inc. (a)	114,185	$5,195,418
Team Health Holdings, Inc. (a)	214,700	10,722,118

		15,917,536

Household Durables - 1.6%
D.R. Horton, Inc.	250,180	6,149,424

Insurance - 1.9%
Genworth Financial, Inc. - Class A (a)	431,340	7,505,316

IT Consulting & Services - 3.0%
Acxiom Corporation (a)	223,940	4,857,259
Sapient Corporation (a)	438,350	7,123,187

		11,980,446

Leisure Equipment & Products - 2.9%
Polaris Industries Inc.	44,265	5,765,073
Pool Corporation	99,850	5,647,516

		11,412,589

Machinery - 2.9%
Chart Industries, Inc. (a)	44,170	3,654,626
The Middleby Corporation (a)	93,330	7,720,257

		11,374,883

Marine - 2.3%
Kirby Corporation (a)	79,445	9,306,187

Metals & Mining - 1.9%
Allegheny Technologies Incorporated	165,920	7,482,992

Oil & Gas & Consumable Fuels - 8.8%
Athlon Energy Inc. (a)	222,086	10,593,502
Laredo Petroleum, Inc. (a)	271,345	8,406,268
Memorial Resource Development Corp. (a)	255,845	6,232,384
Oasis Petroleum Inc. (a)	173,150	9,677,354

		34,909,508

Pharmaceuticals - 3.3%
Akorn, Inc. (a)	389,760	12,959,520

Software - 5.2%
ACI Worldwide, Inc. (a)	138,820	7,750,320
Aspen Technology, Inc. (a)	135,145	6,270,728
Interactive Intelligence Group, Inc. (a)	118,980	6,678,347

		20,699,395

Specialty Retail - 1.0%
Tractor Supply Company	62,690	3,786,476

Textiles, Apparel & Luxury Goods - 2.4%
Kate Spade & Company (a)	245,905	9,378,817

Trading Companies & Distributors - 3.0%
MRC Global Inc. (a)	152,295	4,308,426
WESCO International, Inc. (a)	88,275	7,625,195

		11,933,621

TOTAL COMMON STOCKS
(Cost $279,924,213)		378,250,156

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

SHORT-TERM INVESTMENTS - 4.6%	Shares	Value
Money Market Funds (b) - 4.6%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%	4,853,475	$4,853,475
Federated Government Obligations Fund - Institutional Shares, 0.01%	11,764,504	11,764,504
Invesco Short Term Investments Trust -Treasury Portfolio - Institutional Shares, 0.01%	1,715,916	1,715,916

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,333,895)		18,333,895

Total Investments - 100.1%
(Cost $298,258,108)		396,584,051
Liabilities in Excess of Other Assets - (0.1)%		(247,521)

TOTAL NET ASSETS - 100.0%		$396,336,530

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS - 98.5%	Shares	Value
Aerospace & Defense - 2.6%
Honeywell International Inc.	60,000	$5,577,000
Rockwell Collins, Inc.	40,000	3,125,600

		8,702,600

Auto Components - 1.1%
Gentex Corporation	125,000	3,636,250

Banks - 9.7%
Bank of America Corporation	276,663	4,252,311
Comerica Incorporated	120,000	6,019,200
Cullen/Frost Bankers, Inc.	50,850	4,038,507
Glacier Bancorp, Inc.	60,000	1,702,800
Prosperity Bancshares, Inc.	40,000	2,504,000
SunTrust Banks, Inc.	109,604	4,390,736
Wells Fargo & Company	120,000	6,307,200
Zions Bancorporation	110,000	3,241,700

		32,456,454

Beverages - 2.3%
The Coca-Cola Company	65,000	2,753,400
PepsiCo, Inc.	55,000	4,913,700

		7,667,100

Biotechnology - 2.7%
Amgen Inc.	40,000	4,734,800
Celgene Corporation (a)	50,000	4,294,000

		9,028,800

Chemicals - 4.8%
E. I. du Pont de Nemours and Company	90,000	5,889,600
FMC Corporation	55,000	3,915,450
Monsanto Company	50,000	6,237,000

		16,042,050

Commercial Services & Supplies - 0.9%
Waste Connections, Inc.	65,000	3,155,750

Communication Equipment - 0.8%
QUALCOMM Incorporated	33,000	2,613,600

Computers & Peripherals - 5.0%
Apple Inc.	98,000	9,107,140
EMC Corporation	83,000	2,186,220
International Business Machines Corporation	30,000	5,438,100

		16,731,460

Construction Materials - 2.0%
Martin Marietta Materials, Inc.	50,000	6,602,500

Containers & Packaging - 1.4%
Ball Corporation	75,000	4,701,000

Diversified Financials - 0.7%
JPMorgan Chase & Co.	40,000	2,304,800

Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	70,000	3,425,100

COMMON STOCKS	Shares	Value
Electrical Equipment & Instruments - 2.6%
Emerson Electric Co.	40,000	$2,654,400
Franklin Electric Co., Inc.	70,000	2,823,100
Roper Industries, Inc.	23,000	3,358,230

		8,835,730

Electronic Equipment & Instruments - 2.2%
National Instruments Corporation	55,000	1,781,450
Trimble Navigation Limited (a)	155,000	5,727,250

		7,508,700

Food & Drug Retailing - 1.1%
Walgreen Co.	50,000	3,706,500

Food Products - 0.9%
The WhiteWave Foods Company (a)	90,000	2,913,300

Health Care Equipment & Supplies - 4.8%
Covidien PLC (b)	60,000	5,410,800
PerkinElmer, Inc.	100,000	4,684,000
Thermo Fisher Scientific Inc.	50,000	5,900,000

		15,994,800

Household Durables - 1.7%
Jarden Corporation (a)	95,000	5,638,250

Household Products - 2.7%
Kimberly-Clark Corporation	45,000	5,004,900
The Procter & Gamble Company	50,000	3,929,500

		8,934,400

Industrial Conglomerates - 0.5%
Raven Industries, Inc.	52,500	1,739,850

Insurance - 1.7%
Prudential Financial, Inc.	65,000	5,770,050

Internet Catalog & Retail - 0.9%
Amazon.com, Inc. (a)	9,500	3,085,410

Internet Software & Services - 5.4%
Akamai Technologies, Inc. (a)	90,000	5,495,400
eBay Inc. (a)	65,000	3,253,900
Google Inc. - Class A (a)	8,000	4,677,360
Google Inc. - Class C (a)	8,000	4,602,240

		18,028,900

Machinery - 7.9%
Danaher Corporation	75,000	5,904,750
Dover Corporation	50,000	4,547,500
Generac Holdings Inc. (a)	92,000	4,484,080
The Gorman-Rupp Company	41,000	1,450,170
Pall Corporation	55,000	4,696,450
Valmont Industries, Inc.	35,000	5,318,250

		26,401,200

Marine - 1.6%
Kirby Corporation (a)	45,000	5,271,300

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

COMMON STOCKS	Shares	Value
Media - 2.9%
Liberty Media Corporation - Class A (a)	28,000	$3,827,040
Time Warner Cable Inc.	23,000	3,387,900
Time Warner Inc.	34,000	2,388,500

		9,603,440

Metals & Mining - 0.9%
Carpenter Technology Corporation	47,000	2,972,750

Oil & Gas & Consumable Fuels - 10.1%
Cabot Oil & Gas Corporation	120,000	4,096,800
Chevron Corporation	28,000	3,655,400
ConocoPhillips	50,000	4,286,500
EOG Resources, Inc.	60,000	7,011,600
Exxon Mobil Corporation	55,000	5,537,400
Memorial Resource Development Corp. (a)	86,130	2,098,127
Noble Energy, Inc.	35,000	2,711,100
Range Resources Corporation	48,000	4,173,600

		33,570,527

Paper & Forest Products - 0.8%
International Paper Company	50,000	2,523,500

Pharmaceuticals - 5.8%
Abbott Laboratories	90,000	3,681,000
AbbVie Inc.	63,500	3,583,940
Johnson & Johnson	38,000	3,975,560
Merck & Co., Inc.	80,000	4,628,000
Pfizer Inc.	115,000	3,413,200

		19,281,700

Road & Rail - 3.0%
Kansas City Southern	28,000	3,010,280
Union Pacific Corporation	70,000	6,982,500

		9,992,780

Software - 2.2%
Adobe Systems Incorporated (a)	45,000	3,256,200
Microsoft Corporation	100,000	4,170,000

		7,426,200

Specialty Retail - 2.7%
The Home Depot, Inc.	50,000	4,048,000
Tiffany & Co.	25,000	2,506,250
Tractor Supply Company	40,000	2,416,000

		8,970,250

Textiles, Apparel & Luxury Goods - 1.1%
V.F. Corporation	60,000	3,780,000

TOTAL COMMON STOCKS
(Cost $220,476,748)		329,017,001

SHORT-TERM INVESTMENT - 1.5%	Shares	Value
Money Market Fund (c) - 1.5%
Federated Government Obligations Fund - Institutional Shares, 0.01%	5,123,225	$5,123,225

TOTAL SHORT-TERM INVESTMENT
(Cost $5,123,225)		5,123,225

Total Investments - 100.0%
(Cost $225,599,973)		334,140,226
Liabilities in Excess of Other Assets - 0.0%		(56,891)

TOTAL NET ASSETS - 100.0%		$334,083,335

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS - 69.6%	Shares	Value
Aerospace & Defense - 2.2%
General Dynamics Corporation	1,400	$163,170
Honeywell International Inc.	3,400	316,030
Rockwell Collins, Inc.	4,400	343,816

		823,016

Air Freight & Logistics - 0.7%
United Parcel Service, Inc. - Class B	2,600	266,916

Banks - 6.1%
Bank of America Corporation	11,000	169,070
Comerica Incorporated	9,500	476,520
Cullen/Frost Bankers, Inc.	3,900	309,738
SunTrust Banks, Inc.	11,300	452,678
Wells Fargo & Company	9,071	476,772
Zions Bancorporation	13,300	391,951

		2,276,729

Beverages - 1.8%
The Coca-Cola Company	8,600	364,296
PepsiCo, Inc.	3,600	321,624

		685,920

Biotechnology - 1.3%
Celgene Corporation (a)	5,800	498,104

Chemicals - 3.9%
Air Products and Chemicals, Inc.	2,500	321,550
Airgas, Inc.	3,000	326,730
E. I. du Pont de Nemours and Company	4,200	274,848
FMC Corporation	4,300	306,117
Monsanto Company	1,900	237,006

		1,466,251

Commercial Services & Supplies - 0.7%
Waste Management, Inc.	6,100	272,853

Communication Equipment - 0.4%
QUALCOMM Incorporated	2,000	158,400

Computers & Peripherals - 2.9%
Apple Inc.	5,950	552,934
EMC Corporation	9,400	247,596
International Business Machines Corporation	1,500	271,905

		1,072,435

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	2,700	356,535

Containers & Packaging - 1.0%
Ball Corporation	5,700	357,276

Diversified Financials - 1.1%
JPMorgan Chase & Co.	7,300	420,626

Diversified Telecommunication Services - 1.2%
AT&T Inc.	7,400	261,664
Verizon Communications, Inc.	3,841	187,940

		449,604

COMMON STOCKS	Shares	Value
Electrical Equipment & Instruments - 0.5%
Emerson Electric Co.	3,000	$199,080

Electronic Equipment & Instruments - 1.2%
National Instruments Corporation	7,500	242,925
Trimble Navigation Limited (a)	6,000	221,700

		464,625

Energy Equipment & Services - 1.1%
Schlumberger Limited (b)	3,395	400,440

Food & Drug Retailing - 2.9%
CVS Caremark Corporation	4,700	354,239
Walgreen Co.	5,200	385,476
Wal-Mart Stores, Inc.	4,300	322,801

		1,062,516

Health Care Equipment & Supplies - 2.1%
Covidien PLC (b)	4,600	414,828
Thermo Fisher Scientific Inc.	3,100	365,800

		780,628

Hotels, Restaurants & Leisure - 0.7%
Yum! Brands, Inc.	3,000	243,600

Household Products - 2.2%
Colgate-Palmolive Company	4,700	320,446
Kimberly-Clark Corporation	2,100	233,562
The Procter & Gamble Company	3,500	275,065

		829,073

Industrial Conglomerates - 0.7%
General Electric Company	9,400	247,032

Insurance - 1.8%
MetLife, Inc.	6,300	350,028
Prudential Financial, Inc.	3,400	301,818

		651,846

Internet Catalog & Retail - 1.1%
Amazon.com, Inc. (a)	1,300	422,214

Internet Software & Services - 3.0%
Akamai Technologies, Inc. (a)	6,600	402,996
eBay Inc. (a)	6,000	300,360
Google Inc. - Class A (a)	350	204,634
Google Inc. - Class C (a)	350	201,348

		1,109,338

IT Consulting & Services - 1.5%
Accenture PLC - Class A (b)	3,200	258,688
Automatic Data Processing, Inc.	3,700	293,336

		552,024

Machinery - 1.8%
Danaher Corporation	4,900	385,777
Pall Corporation	3,200	273,248

		659,025

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

COMMON STOCKS	Shares	Value
Media - 4.9%
CBS Corporation - Class B	5,600	$347,984
DIRECTV (a)	4,400	374,044
Liberty Media Corporation - Class A (a)	2,500	341,700
Time Inc. (a)	725	17,559
Time Warner Inc.	5,800	407,450
The Walt Disney Company	4,000	342,960

		1,831,697

Metals & Mining - 0.4%
Commercial Metals Company	9,500	164,445

Oil & Gas & Consumable Fuels - 7.8%
Cabot Oil & Gas Corporation	10,200	348,228
Chevron Corporation	2,695	351,832
Devon Energy Corporation	1,700	134,980
EOG Resources, Inc.	3,800	444,068
Exxon Mobil Corporation	3,227	324,895
Pioneer Natural Resources Company	1,400	321,734
Range Resources Corporation	4,000	347,800
SM Energy Company	3,400	285,940
The Williams Companies, Inc.	5,700	331,797

		2,891,274

Pharmaceuticals - 4.0%
Abbott Laboratories	10,200	417,180
AbbVie Inc.	8,200	462,808
Merck & Co., Inc.	5,200	300,820
Pfizer Inc.	10,000	296,800

		1,477,608

Real Estate Investment Trust - 0.9%
American Tower Corporation	3,800	341,924

Road & Rail - 0.8%
Union Pacific Corporation	3,000	299,250

Software - 1.9%
Adobe Systems Incorporated (a)	4,100	296,676
Citrix Systems, Inc. (a)	4,000	250,200
Nuance Communications, Inc. (a)	8,000	150,160

		697,036

Specialty Retail - 1.8%
The Home Depot, Inc.	4,400	356,224
O’Reilly Automotive, Inc. (a)	2,100	316,260

		672,484

Textiles, Apparel & Luxury Goods - 1.0%
V.F. Corporation	5,700	359,100

Thrifts & Mortgage Finance - 0.6%
Capitol Federal Financial Inc.	19,500	237,120

Trading Companies & Distributors - 0.6%
MRC Global Inc. (a)	8,000	226,320

TOTAL COMMON STOCKS
(Cost $14,675,686)		25,924,364

CORPORATE BONDS - 27.6%	Principal Amount	Value
Banks - 2.4%
Bank of America Corporation
1.350%, 11/21/2016	$250,000	$250,882
BB&T Corporation
2.150%, 03/22/2017
Callable 02/22/2017	200,000	204,828
SunTrust Banks, Inc.
3.500%, 01/20/2017
Callable 12/20/2016	300,000	317,829
Wells Fargo & Company
2.625%, 12/15/2016	100,000	104,003

		877,542

Beverages - 0.6%
Anheuser-Busch InBev Worldwide Inc.
1.375%, 07/15/2017	100,000	100,411
The Coca-Cola Company
5.350%, 11/15/2017	100,000	113,698

		214,109

Biotechnology - 2.0%
Amgen Inc.
2.125%, 05/15/2017	225,000	230,772
Celgene Corporation
2.450%, 10/15/2015	245,000	249,909
Gilead Sciences, Inc.
2.050%, 04/01/2019	250,000	250,449

		731,130

Capital Markets - 0.1%
The Goldman Sachs Group, Inc.
5.500%, 11/15/2014	35,000	35,658

Chemicals - 3.1%
Air Products and Chemicals, Inc.:
2.000%, 08/02/2016	100,000	102,685
1.200%, 10/15/2017	150,000	149,944
Eastman Chemical Company:
3.000%, 12/15/2015	200,000	206,373
2.400%, 06/01/2017	160,000	164,841
ECOLAB INC.
1.450%, 12/08/2017	250,000	250,529
The Sherwin-Williams Company
1.350%, 12/15/2017	300,000	300,640

		1,175,012

Commercial Services & Supplies - 0.6%
Waste Management, Inc.
2.600%, 09/01/2016	200,000	207,034

Computers & Peripherals - 1.6%
Hewlett-Packard Company:
2.650%, 06/01/2016	100,000	103,276
3.000%, 09/15/2016	175,000	182,334
NetApp, Inc.
2.000%, 12/15/2017	300,000	304,672

		590,282

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Consumer Services - 0.6%
The Western Union Company
2.875%, 12/10/2017	$225,000	$231,888

Diversified Financials - 0.8%
JPMorgan Chase & Co.
2.000%, 08/15/2017	300,000	305,316

Diversified Telecommunication Services - 1.2%
AT&T Inc.
2.400%, 08/15/2016	200,000	206,200
Verizon Communications, Inc.:
3.000%, 04/01/2016	100,000	103,721
2.000%, 11/01/2016	150,000	153,227

		463,148

Electrical Equipment & Instruments - 0.8%
Roper Industries, Inc.
1.850%, 11/15/2017	300,000	302,744

Energy Equipment & Services - 0.5%
National Oilwell Varco, Inc.
1.350%, 12/01/2017	200,000	200,222

Food & Drug Retailing - 1.7%
CVS Caremark Corporation:
3.250%, 05/18/2015	50,000	51,285
5.750%, 06/01/2017	100,000	112,712
2.250%, 12/05/2018
Callable 11/05/2018	150,000	151,992
Walgreen Co.
1.800%, 09/15/2017	300,000	302,832

		618,821

Health Care Equipment & Supplies - 0.3%
DENTSPLY International Inc.
2.750%, 08/15/2016	100,000	103,619

Health Care Providers & Services - 1.5%
Express Scripts Holding Co
3.125%, 05/15/2016	200,000	208,460
McKesson Corporation
3.250%, 03/01/2016	250,000	260,147
Medco Health Solutions, Inc.
2.750%, 09/15/2015	97,000	99,348

		567,955

Insurance - 0.6%
Prudential Financial, Inc.
3.000%, 05/12/2016	200,000	208,113

Internet Catalog & Retail - 0.8%
Amazon.com, Inc.
1.200%, 11/29/2017	295,000	293,467

Internet Software & Services - 0.7%
eBay Inc.:
1.625%, 10/15/2015	200,000	203,219
1.350%, 07/15/2017	70,000	70,381

		273,600

CORPORATE BONDS	Principal Amount	Value
Media - 0.8%
DIRECTV Holdings LLC
2.400%, 03/15/2017	$300,000	$309,156

Oil & Gas & Consumable Fuels - 1.9%
Apache Corporation
5.625%, 01/15/2017	75,000	83,564
Devon Energy Corporation
1.875%, 05/15/2017
Callable 04/15/2017	100,000	101,796
Noble Holding International Limited: (b)
3.050%, 03/01/2016	160,000	165,042
2.500%, 03/15/2017	150,000	153,555
Occidental Petroleum Corporation
1.750%, 02/15/2017	200,000	203,830

		707,787

Pharmaceuticals - 2.0%
AbbVie Inc.:
1.200%, 11/06/2015	225,000	226,594
2.000%, 11/06/2018	134,000	133,973
Merck & Co., Inc.
1.100%, 01/31/2018	275,000	270,853
Teva Pharmaceutical Industries Ltd. (b)
2.400%, 11/10/2016	100,000	103,252

		734,672

Semiconductor Equipment & Products - 1.9%
Applied Materials, Inc.
2.650%, 06/15/2016	200,000	207,157
Broadcom Corporation
2.700%, 11/01/2018	300,000	310,756
Intel Corporation
1.350%, 12/15/2017	200,000	200,224

		718,137

Software - 1.1%
Oracle Corporation
1.200%, 10/15/2017	200,000	199,893
Symantec Corporation
2.750%, 09/15/2015	200,000	204,598

		404,491

TOTAL CORPORATE BONDS
(Cost $10,173,356)		10,273,903

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

SHORT-TERM INVESTMENT - 2.6%	Shares	Value
Money Market Fund (c) - 2.6%
Federated Government Obligations Fund - Institutional Shares, 0.01%	971,092	$971,092

TOTAL SHORT-TERM INVESTMENT
(Cost $971,092)		971,092

Total Investments - 99.8%
(Cost $25,820,134)		37,169,359
Other Assets in Excess of Liabilities - 0.2%		63,086

TOTAL NET ASSETS - 100.0%		$37,232,445

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

CORPORATE BONDS - 90.5%	Principal Amount	Value
Aerospace & Defense - 0.6%
Lockheed Martin Corporation
7.650%, 05/01/2016	$1,250,000	$1,410,194

Banks - 10.0%
Bank of America Corporation (a)
1.300%, 03/22/2018	5,548,000	5,624,529
BB&T Corporation
3.200%, 03/15/2016
Callable 02/16/2016	3,080,000	3,204,518
Branch Banking & Trust Company (a):
0.862%, 09/13/2016	2,325,000	2,316,993
0.793%, 05/23/2017	2,534,000	2,516,840
Comerica Incorporated:
3.000%, 09/16/2015	892,000	917,678
2.125%, 05/23/2019
Callable 04/23/2019	1,000,000	1,000,222
SunTrust Banks, Inc.
3.500%, 01/20/2017
Callable 12/20/2016	875,000	926,999
Wells Fargo & Company:
2.625%, 12/15/2016	3,000,000	3,120,090
0.856%, 04/23/2018 (a)	2,500,000	2,524,028

		22,151,897

Beverages - 0.9%
The Coca-Cola Company
5.350%, 11/15/2017	1,500,000	1,705,470
PepsiCo, Inc.
7.900%, 11/01/2018	214,000	266,626

		1,972,096

Biotechnology - 6.5%
Amgen Inc.:
2.500%, 11/15/2016	1,000,000	1,036,358
2.125%, 05/15/2017	2,350,000	2,410,284
Celgene Corporation:
2.450%, 10/15/2015	5,279,000	5,384,765
1.900%, 08/15/2017	3,865,000	3,924,351
Gilead Sciences, Inc.
2.050%, 04/01/2019	1,550,000	1,552,787

		14,308,545

Building Products - 0.7%
Masco Corporation
7.125%, 03/15/2020	1,350,000	1,595,322

Capital Markets - 3.2%
Morgan Stanley (a):
3.000%, 08/30/2015	1,000,000	1,023,481
1.509%, 04/25/2018	2,500,000	2,551,933
1.079%, 01/24/2019	3,500,000	3,527,328

		7,102,742

CORPORATE BONDS	Principal Amount	Value
Chemicals - 5.4%
Airgas, Inc.
2.950%, 06/15/2016
Callable 05/15/2016	$950,000	$984,993
Cytec Industries Inc.
6.000%, 10/01/2015	2,500,000	2,632,368
Eastman Chemical Company:
3.000%, 12/15/2015	2,625,000	2,708,648
2.400%, 06/01/2017	1,650,000	1,699,926
ECOLAB INC.
3.000%, 12/08/2016	1,760,000	1,841,824
The Lubrizol Corporation
5.500%, 10/01/2014	1,579,000	1,600,086
The Sherwin-Williams Company
1.350%, 12/15/2017	350,000	350,746

		11,818,591

Commercial Services & Supplies - 2.0%
Republic Services, Inc.
5.500%, 09/15/2019	1,000,000	1,148,906
Waste Management, Inc.
2.600%, 09/01/2016	3,225,000	3,338,417

		4,487,323

Communications Equipment - 1.3%
Cisco Systems, Inc.:
5.500%, 02/22/2016	1,000,000	1,081,167
4.950%, 02/15/2019	700,000	790,186
Harris Corporation
6.375%, 06/15/2019	900,000	1,039,952

		2,911,305

Computers & Peripherals - 2.7%
Hewlett-Packard Company:
1.167%, 01/14/2019 (a)	2,000,000	2,018,154
4.650%, 12/09/2021	2,000,000	2,185,476
International Business Machines Corporation
5.700%, 09/14/2017	1,500,000	1,710,233

		5,913,863

Consumer Finance - 3.0%
American Express Company (a)
0.818%, 05/22/2018	3,533,000	3,562,801
American Express Credit Corporation
2.800%, 09/19/2016	2,900,000	3,021,176

		6,583,977

Consumer Services - 2.7%
The Western Union Company:
5.930%, 10/01/2016	1,000,000	1,098,281
2.875%, 12/10/2017	2,250,000	2,318,882
3.650%, 08/22/2018	2,500,000	2,619,815

		6,036,978

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Containers & Packaging - 3.4%
Ball Corporation:
6.750%, 09/15/2020
Callable 03/15/2015	$2,000,000	$2,142,500
5.750%, 05/15/2021
Callable 11/15/2015	5,000,000	5,343,750

		7,486,250

Diversified Financials - 4.0%
JPMorgan Chase & Co.:
3.450%, 03/01/2016	4,125,000	4,306,269
2.000%, 08/15/2017	1,375,000	1,399,366
1.129%, 01/25/2018 (a)	3,000,000	3,044,916

		8,750,551

Diversified Telecommunication Services - 9.4%
AT&T Inc. (a):
1.137%, 11/27/2018	3,000,000	3,061,716
0.901%, 03/11/2019	1,500,000	1,511,412
CenturyLink, Inc.:
5.150%, 06/15/2017	2,000,000	2,170,000
6.150%, 09/15/2019	1,402,000	1,535,190
5.800%, 03/15/2022	4,000,000	4,185,000
Verizon Communications Inc. (a):
1.761%, 09/15/2016	4,000,000	4,112,408
1.981%, 09/14/2018	4,000,000	4,224,484

		20,800,210

Electrical Equipment & Instruments - 1.6%
Roper Industries, Inc.
1.850%, 11/15/2017	3,395,000	3,426,054

Energy Equipment & Services - 1.8%
Weatherford International, Inc.
6.350%, 06/15/2017	1,550,000	1,762,434
Weatherford International Ltd. (b)
4.500%, 04/15/2022
Callable 01/15/2022	2,000,000	2,129,916

		3,892,350

Food & Drug Retailing - 5.3%
CVS Caremark Corporation:
5.750%, 06/01/2017	2,750,000	3,099,575
2.250%, 12/05/2018
Callable 11/05/2018	1,725,000	1,747,908
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,164,496
Walgreen Co.
1.800%, 09/15/2017	4,550,000	4,592,947

		11,604,926

Food Products - 0.3%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	555,000	570,527

CORPORATE BONDS	Principal Amount	Value
Health Care Equipment & Supplies - 1.2%
DENTSPLY International Inc.
2.750%, 08/15/2016	$1,446,000	$1,498,326
PerkinElmer, Inc.
5.000%, 11/15/2021
Callable 08/15/2021	1,094,000	1,184,335

		2,682,661

Health Care Providers & Services - 3.8%
Express Scripts Holding Co:
3.125%, 05/15/2016	2,760,000	2,876,745
2.650%, 02/15/2017	3,105,000	3,227,837
McKesson Corporation
3.250%, 03/01/2016	2,275,000	2,367,336

		8,471,918

Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corporation
5.350%, 03/01/2018	1,000,000	1,136,554

Household Durables - 0.5%
Jarden Corporation
7.500%, 05/01/2017	890,000	1,014,600

Household Products - 0.5%
The Procter & Gamble Company
8.000%, 09/01/2024
Putable 09/1/2014	775,000	1,091,263

Insurance - 1.4%
Prudential Financial, Inc.
3.000%, 05/12/2016	3,023,000	3,145,628

Internet Catalog & Retail - 1.1%
Amazon.com, Inc.
1.200%, 11/29/2017	2,525,000	2,511,880

Media - 0.8%
The Walt Disney Company
5.625%, 09/15/2016	1,500,000	1,660,156

Metals & Mining - 0.2%
Alcoa Inc.
5.550%, 02/01/2017	500,000	545,870

Multiline Retail - 2.3%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	4,500,000	4,835,664
Kohl’s Corporation
6.250%, 12/15/2017	282,000	325,054

		5,160,718

Oil & Gas & Consumable Fuels - 7.8%
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	2,000,000	2,216,274
6.375%, 09/15/2017	2,000,000	2,304,376
Devon Energy Corporation
2.400%, 07/15/2016
Callable 06/15/2016	1,000,000	1,031,939

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 7.8%, Continued
Enterprise Products Operating LLC
3.200%, 02/01/2016	$2,229,000	$2,316,450
Noble Holding International Ltd. (b)
3.450%, 08/01/2015	4,855,000	4,994,751
Range Resources Corporation
5.000%, 08/15/2022
Callable 02/15/2017	4,100,000	4,366,500

		17,230,290

Real Estate Investment Trusts - 0.9%
American Tower Corporation:
5.050%, 09/01/2020	1,250,000	1,394,694
4.700%, 03/15/2022	450,000	484,702

		1,879,396

Road & Rail - 0.1%
Burlington Northern Santa Fe Corporation
5.650%, 05/01/2017	185,000	207,837

Semiconductor Equipment & Products - 2.3%
Analog Devices, Inc.
3.000%, 04/15/2016	1,050,000	1,088,983
Applied Materials, Inc.
2.650%, 06/15/2016	1,192,000	1,234,655
Broadcom Corporation
2.700%, 11/01/2018	1,700,000	1,760,948
Texas Instruments Incorporated
2.375%, 05/16/2016	1,000,000	1,034,144

		5,118,730

Software - 1.6%
Symantec Corporation:
2.750%, 09/15/2015	2,300,000	2,352,879
2.750%, 06/15/2017
Callable 05/15/2017	1,160,000	1,191,835

		3,544,714

Specialty Retail - 0.7%
Lowe’s Companies, Inc.
5.000%, 10/15/2015	525,000	554,550
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	1,000,000	1,095,185

		1,649,735

TOTAL CORPORATE BONDS
(Cost $193,523,670)		199,875,651

PREFERRED STOCK - 0.9%	Shares	Value
Capital Markets - 0.9%
Merrill Lynch Preferred Capital Trust III
Callable 08/01/2014	75,000	$1,933,500

TOTAL PREFERRED STOCK
(Cost $1,820,339)		1,933,500

U.S. GOVERNMENT ISSUES - 0.7%	Principal Amount
U.S. Treasury Notes - 0.7%
4.250%, 11/15/2014	$500,000	507,773
4.250%, 08/15/2015	500,000	522,969
4.500%, 02/15/2016	500,000	534,063

TOTAL U.S. GOVERNMENT ISSUES
(Cost $1,493,914)		1,564,805

U.S. GOVERNMENT SPONSORED ENTITIES - 6.7%
Fannie Mae - 0.9%
5.000%, 03/15/2016	1,000,000	1,078,185
1.250%, 12/27/2019
Callable 09/27/2014	1,000,000	1,001,013

		2,079,198

Federal Home Loan Banks - 4.4%
4.875%, 05/17/2017	1,000,000	1,114,108
1.000%, 01/28/2019
Callable 07/28/2014	2,250,000	2,250,180
1.000%, 04/16/2019
Callable 07/16/2014	1,845,000	1,844,458
0.630%, 04/30/2019
Callable 07/30/2014	2,500,000	2,500,502
1.000%, 04/25/2028
Callable 07/25/2014	2,000,000	1,970,822

		9,680,070

Freddie Mac - 1.4%
0.750%, 09/20/2017
Callable 09/20/2014	2,500,000	2,502,060
5.125%, 11/17/2017	500,000	566,935

		3,068,995

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES
(Cost $14,611,294)		14,828,263

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

SHORT-TERM INVESTMENT - 0.7%	Shares	Value
Money Market Fund (c) - 0.7%
Federated Government Obligations Fund - Institutional Shares, 0.01%	1,647,908	$1,647,908

TOTAL SHORT-TERM INVESTMENT
(Cost $1,647,908)		1,647,908

Total Investments - 99.5%
(Cost $213,097,125)		219,850,127
Other Assets in Excess of Liabilities - 0.5%		1,111,384

TOTAL NET ASSETS - 100.0%		$220,961,511

(a)	Floating rate.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Assets:
Investments, at value*	$1,041,671,169	$396,584,051	$334,140,226	$37,169,359	$219,850,127
Dividends and interest receivable	429,256	121,898	221,578	75,278	1,508,098
Receivable for Fund shares sold	578,322	576,986	388,830	41,253	35,366
Other assets	91,343	54,285	58,563	11,796	22,702

Total assets	1,042,770,090	397,337,220	334,809,197	37,297,686	221,416,293

Liabilities:
Payable for investment advisory fees	1,891,520	554,335	468,455	40,562	243,896
Payable for Fund shares redeemed	888,130	192,501	142,780	3,000	125,062
Payable for administrative fees	131,311	53,427	46,951	4,312	28,806
Payable for accounting and transfer agent fees and expenses	54,357	135,920	22,731	8,361	17,638
Payable for custody fees and expenses	23,082	7,168	6,023	1,038	4,037
Payable for distribution expense (Note B)	16,393	—	—	—	—
Accrued expenses and other liabilities	148,271	57,339	38,922	7,968	35,343

Total liabilities	3,153,064	1,000,690	725,862	65,241	454,782

Net assets	$1,039,617,026	$396,336,530	$334,083,335	$37,232,445	$220,961,511

Net assets consist of:
Paid in capital	$656,310,734	$291,978,560	$218,313,351	$25,345,122	$213,242,815
Accumulated net investment income (loss)	(821,325)	(1,126,645)	1,080,636	1,644	44,449
Accumulated net realized gain on securities	115,011,354	7,158,672	6,149,095	536,454	921,245
Net unrealized appreciation on investments	269,116,263	98,325,943	108,540,253	11,349,225	6,753,002

Net assets	$1,039,617,026	$396,336,530	$334,083,335	$37,232,445	$220,961,511

INSTITUTIONAL CLASS
Net assets	$1,018,119,903	$396,336,530	$334,083,335	$37,232,445	$220,961,511
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	36,209,494	30,519,450	14,150,951	1,826,470	20,060,582
Net asset value per share (offering and redemption price)	$28.12	$12.99	$23.61	$20.38	$11.01

ADVISER CLASS**
Net assets	$21,497,123
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	790,666
Net asset value per share (offering and redemption price)	$27.19

* Cost of Investments	$772,554,906	$298,258,108	$225,599,973	$25,820,134	$213,097,125

**	Currently, Adviser Class shares are authorized only for the Small Cap Equity, Small-Mid Cap Equity and Equity Funds and are offered only by the Small Cap Equity Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2014 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Investment Income:
Dividends*	$4,036,368	$697,367	$2,368,524	$336,466	$65,625
Interest	1,247	847	744	84,416	2,714,945

Total income	4,037,615	698,214	2,369,268	420,882	2,780,570

Expenses:
Investment advisory fees	3,857,801	1,368,645	1,127,553	115,570	540,038
Distribution expense – Adviser Class (Note B)	44,271	—	—	—	—
Administrative fees	396,196	158,335	141,710	12,533	85,450
Accounting and transfer agent fees and expenses	180,505	422,325	73,069	24,196	51,826
Professional fees	70,819	25,903	23,192	4,138	16,044
Custody fees and expenses	69,735	21,668	17,793	2,913	11,971
Trustees’ fees	69,631	22,200	18,144	1,991	14,631
Federal and state registration	42,927	31,809	36,147	9,424	14,804
Reports to shareholders	12,858	27,492	4,160	674	1,585
Other	114,197	35,184	26,524	3,133	25,250

Total expenses	4,858,940	2,113,561	1,468,292	174,572	761,599
Less, expense waiver and/or reimbursement (Note B)	—	(288,702)	(179,660)	(32,332)	(59,550)

Net expenses	4,858,940	1,824,859	1,288,632	142,240	702,049

Net investment income (loss)	(821,325)	(1,126,645)	1,080,636	278,642	2,078,521

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	87,753,199	12,790,944	6,543,338	569,673	1,151,972
Net change in unrealized appreciation/depreciation on investments	(96,110,235)	(10,401,765)	9,152,330	808,480	835,364

Net realized and unrealized gain (loss) on investments	(8,357,036)	2,389,179	15,695,668	1,378,153	1,987,336

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,178,361)	$1,262,534	$16,776,304	$1,656,795	$4,065,857

* Net of foreign taxes withheld	$1,646	$–	$–	$–	$–

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment loss	$(821,325)	$(2,418,900)	$(1,126,645)	$(1,815,616)
Net realized gain on investments	87,753,199	105,100,295	12,790,944	362,333
Net change in unrealized appreciation/depreciation on investments	(96,110,235)	197,156,682	(10,401,765)	92,231,060

Net increase (decrease) in net assets resulting from operations	(9,178,361)	299,838,077	1,262,534	90,777,777

Dividends and Distributions to Institutional Class Shareholders:
Net investment income	—	(120,236)	—	—
Net realized gain on investments	—	(80,953,459)	—	—

	—	(81,073,695)	—	—

Dividends and Distributions to Adviser Class Shareholders:
Net realized gain on investments	—	(3,215,054)	—	—

Net increase (decrease) in net assets from Fund share transactions (Note C)	(39,964,163)	12,488,180	28,651,301	25,481,047

Total increase (decrease) in net assets	(49,142,524)	228,037,508	29,913,835	116,258,824

Net Assets:
Beginning of period	1,088,759,550	860,722,042	366,422,695	250,163,871

End of period*	$1,039,617,026	$1,088,759,550	$396,336,530	$366,422,695

* Including accumulated net investment loss of	$(821,325)	$—	$(1,126,645)	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$1,080,636	$1,660,296	$278,642	$272,081
Net realized gain on investments	6,543,338	5,864,180	569,673	296,012
Net change in unrealized appreciation/depreciation on investments	9,152,330	65,864,138	808,480	5,221,417

Net increase in net assets resulting from operations	16,776,304	73,388,614	1,656,795	5,789,510

Dividends and Distributions to Shareholders:
Net investment income	—	(1,708,848)	(276,998)	(272,556)
Net realized gain on investments	—	(6,674,882)	—	(56,337)

	—	(8,383,730)	(276,998)	(328,893)

Net increase (decrease) in net assets from Fund share transactions (Note C)	(6,624,597)	97,797,389	520,364	8,071,183

Total increase in net assets	10,151,707	162,802,273	1,900,161	13,531,800

Net Assets:
Beginning of period	323,931,628	161,129,355	35,332,284	21,800,484

End of period*	$334,083,335	$323,931,628	$37,232,445	$35,332,284

* Including accumulated net investment income of	$1,080,636	$—	$1,644	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income	$2,078,521	$5,201,042
Net realized gain on investments	1,151,972	431,378
Net change in unrealized appreciation/depreciation on investments	835,364	(5,509,584)

Net increase in net assets resulting from operations	4,065,857	122,836

Dividends and Distributions to Shareholders:
Net investment income	(2,034,072)	(5,205,420)
Net realized gain on investments	—	(1,231,771)

	(2,034,072)	(6,437,191)

Net increase (decrease) in net assets from Fund share transactions (Note C)	(2,174,706)	21,539,078

Total increase (decrease) in net assets	(142,921)	15,224,723

Net Assets:
Beginning of period	221,104,432	205,879,709

End of period*	$220,961,511	$221,104,432

* Including accumulated net investment income of	$44,449	$—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund – Institutional Class

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009
Net Asset Value – Beginning of Period	$28.33		$22.69		$22.45	$21.49		$16.16		$12.24

Net investment income (loss)	(0.02	)(1)	(0.06	)(2)	0.13 (1)	(0.08	)(1)	(0.07	)(1)	(0.05	)(1)
Net realized and unrealized gain (loss) on investments	(0.19)		8.02		2.01	1.04		5.40		3.97

Total from investment operations	(0.21)		7.96		2.14	0.96		5.33		3.92

Dividends from net investment income	—		—		(0.13)	—		—		—
Distributions from net realized gains	—		(2.32)		(1.77)	—		—		—

Total dividends and distributions	—		(2.32)		(1.90)	—		—		—

Net Asset Value – End of Period	$28.12		$28.33		$22.69	$22.45		$21.49		$16.16

Total Return	-0.74%	(4)	35.11%		9.74%	4.47%		32.98%		32.03%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$1,018,120		$1,047,607		$819,985	$785,280		$690,511		$529,166
Ratio of expenses to average net assets:	0.94%	(5)	0.95%		0.94%	0.95%		0.96%		1.00%
Ratio of net investment income (loss) to average net assets:	(0.15)%	(5)	(0.23)%		0.53%	(0.33)%		(0.38)%		(0.35)%
Portfolio turnover rate(3)	26%		47%		49%	50%		57%		59%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Not annualized.
(5)	Annualized.

	LKCM Small Cap Equity Fund – Adviser Class

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009
Net Asset Value – Beginning of Period	$27.43		$22.07		$21.88	$21.00		$15.83		$12.02

Net investment income (loss)	(0.05	)(1)	(0.13	)(2)	0.07 (1)	(0.13	)(1)	(0.11	)(1)	(0.08	)(1)
Net realized and unrealized gain (loss) on investments	(0.19)		7.81		1.95	1.01		5.28		3.89

Total from investment operations	(0.24)		7.68		2.02	0.88		5.17		3.81

Dividends from net investment income	—		—		(0.06)	—		—		—
Distributions from net realized gains	—		(2.32)		(1.77)	—		—		—

Total dividends and distributions	—		(2.32)		(1.83)	—		—		—

Net Asset Value – End of Period	$27.19		$27.43		$22.07	$21.88		$21.00		$15.83

Total Return	-0.87%	(4)	34.81%		9.45%	4.19%		32.66%		31.70%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$21,497		$41,153		$40,737	$43,124		$44,124		$35,725
Ratio of expenses to average net assets:	1.19%	(5)	1.20%		1.19%	1.20%		1.21%		1.25%
Ratio of net investment income (loss) to average net assets:	(0.40)%	(5)	(0.48)%		0.28%	(0.58)%		(0.63)%		(0.60)%
Portfolio turnover rate(3)	26%		47%		49%	50%		57%		59%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		May 2, 2011(1) through December 31, 2011
Net Asset Value – Beginning of Period	$12.97		$9.68		$8.86		$10.00

Net investment loss	(0.04	)(2)	(0.06	)(2)	(0.03	)(3)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	0.06		3.35		0.85		(1.12)

Total from investment operations	0.02		3.29		0.82		(1.14)

Net Asset Value – End of Period	$12.99		$12.97		$9.68		$8.86

Total Return	0.15%	(4)	33.99%		9.26%		-11.40%	(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$396,337		$366,423		$250,164		$23,755
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.16%	(5)	1.18%		1.18%		2.14%	(5)
After expense waiver and/or reimbursement	1.00%	(5)	1.00%		1.00%		1.00%	(5)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.78)%	(5)	(0.77)%		(0.50)%		(1.55)%	(5)
After expense waiver and/or reimbursement	(0.62)%	(5)	(0.59)%		(0.32)%		(0.41)%	(5)
Portfolio turnover rate	27%		49%		56%		36%

(1)	Commencement of operations.
(2)	Net investment loss per shares is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(4)	Not annualized.
(5)	Annualized.

	LKCM Equity Fund

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(1)	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value – Beginning of Period	$22.44		$17.62	$15.34	$15.18	$13.02	$10.33

Net investment income	0.08		0.14 (2)	0.14 (2)	0.11 (2)	0.08	0.10
Net realized and unrealized gain on investments	1.09		5.27	2.27	0.39	2.24	2.69

Total from investment operations	1.17		5.41	2.41	0.50	2.32	2.79

Dividends from net investment income	—		(0.12)	(0.12)	(0.10)	(0.08)	(0.10)
Distributions from net realized gains	—		(0.47)	(0.01)	(0.24)	(0.08)	—

Total dividends and distributions	—		(0.59)	(0.13)	(0.34)	(0.16)	(0.10)

Net Asset Value – End of Period	$23.61		$22.44	$17.62	$15.34	$15.18	$13.02

Total Return	5.21%	(3)	30.74%	15.69%	3.30%	17.77%	27.01%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$334,083		$323,932	$161,129	$102,548	$72,370	$49,157
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.91%	(4)	0.93%	0.96%	0.99%	1.04%	1.13%
After expense waiver and/or reimbursement	0.80%	(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.56%	(4)	0.53%	0.69%	0.54%	0.39%	0.62%
After expense waiver and/or reimbursement	0.67%	(4)	0.66%	0.85%	0.73%	0.63%	0.95%
Portfolio turnover rate	7%		17%	12%	20%	23%	26%

(1)	On May 10, 2013, The Armstrong Fund was reorganized into the LKCM Equity Fund. Activity after May 10, 2013, reflects the funds combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Balanced Fund

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value – Beginning of Period	$19.63		$16.11	$14.53	$14.25	$13.09	$10.85

Net investment income	0.15		0.17	0.19	0.17	0.18	0.22
Net realized and unrealized gain on investments	0.75		3.55	1.58	0.28	1.16	2.24

Total from investment operations	0.90		3.72	1.77	0.45	1.34	2.46

Dividends from net investment income	(0.15)		(0.17)	(0.19)	(0.17)	(0.18)	(0.22)
Distributions from net realized gains	—		(0.03)	—	—	—	—

Total dividends and distributions	(0.15)		(0.20)	(0.19)	(0.17)	(0.18)	(0.22)

Net Asset Value – End of Period	$20.38		$19.63	$16.11	$14.53	$14.25	$13.09

Total Return	4.60%	(1)	23.18%	12.20%	3.16%	10.31%	22.90%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$37,232		$35,332	$21,800	$18,560	$16,486	$13,476
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.98%	(2)	1.04%	1.10%	1.14%	1.25%	1.41%
After expense waiver and/or reimbursement	0.80%	(2)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.39%	(2)	0.72%	0.91%	0.83%	0.89%	1.28%
After expense waiver and/or reimbursement	1.57%	(2)	0.96%	1.21%	1.17%	1.34%	1.89%
Portfolio turnover rate	13%		10%	15%	34%	13%	22%

(1)	Not annualized.
(2)	Annualized.

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value – Beginning of Period	$10.91		$11.23	$11.04	$11.03	$10.85	$10.20

Net investment income	0.10		0.27	0.34	0.37	0.40	0.43
Net realized and unrealized gain (loss) on investments	0.10		(0.26)	0.25	0.09	0.22	0.65

Total from investment operations	0.20		0.01	0.59	0.46	0.62	1.08

Dividends from net investment income	(0.10)		(0.27)	(0.34)	(0.37)	(0.40)	(0.43)
Distributions from net realized gains	—		(0.06)	(0.06)	(0.08)	(0.04)	—

Total dividends and distributions	(0.10)		(0.33)	(0.40)	(0.45)	(0.44)	(0.43)

Net Asset Value – End of Period	$11.01		$10.91	$11.23	$11.04	$11.03	$10.85

Total Return	1.86%	(1)	0.07%	5.44%	4.22%	5.82%	10.77%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$220,962		$221,104	$205,880	$178,116	$162,353	$149,218
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.71%	(2)	0.72%	0.71%	0.72%	0.73%	0.76%
After expense waiver and/or reimbursement	0.65%	(2)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.87%	(2)	2.34%	2.98%	3.31%	3.55%	4.00%
After expense waiver and/or reimbursement	1.93%	(2)	2.41%	3.04%	3.38%	3.63%	4.11%
Portfolio turnover rate	21%		30%	31%	24%	20%	30%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund). The Small Cap Equity Fund and the Equity Fund created a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund and Small-Mid Cap Equity Fund Adviser Class Shares have not yet commenced operations. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $10 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities and cash equivalent securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets in a portfolio of investment grade corporate and U.S. government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.    Security Valuation:    Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2014:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,009,934,189	$—	$—	$1,009,934,189
Money Market Funds	31,736,980	—	—	31,736,980

Total Investments*	$1,041,671,169	$—	$—	$1,041,671,169

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$378,250,156	$—	$—	$378,250,156
Money Market Funds	18,333,895	—	—	18,333,895

Total Investments*	$396,584,051	$—	$—	$396,584,051

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$329,017,001	$—	$—	$329,017,001
Money Market Fund	5,123,225	—	—	5,123,225

Total Investments*	$334,140,226	$—	$—	$334,140,226

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$25,924,364	$—	$—	$25,924,364
Corporate Bonds	—	10,273,903	—	10,273,903
Money Market Fund	971,092	—	—	971,092

Total Investments*	$26,895,456	$10,273,903	$—	$37,169,359

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stock	$1,933,500	$—	$—	$1,933,500
Corporate Bonds	—	199,875,651	—	199,875,651
U.S. Government Issues	—	1,564,805	—	1,564,805
U.S. Government Sponsored Entities	—	14,828,263	—	14,828,263
Money Market Fund	1,647,908	—	—	1,647,908

Total Investments*	$3,581,408	$216,268,719	$—	$219,850,127

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity, LKCM Small-Mid Cap Equity and LKCM Equity Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Other:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

9.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2015 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2014, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Annual Advisory Rate	0.75%		0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00%	(Inst.)	1.00%	0.80%	0.80%	0.65%
	1.25%	(Adviser)
Fees Waived in 2014	—		$288,702	$179,660	$32,332	$59,550

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the six months ended June 30, 2014, fees incurred by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $44,271. The Adviser Class shares of the Equity Fund and the Small-Mid Cap Equity Fund have not yet commenced operations.

C.    Fund Shares:    At June 30, 2014, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Small Cap Equity Fund
	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	3,141,842	$86,448,907	7,160,666	$184,699,527
Shares issued to shareholders in reinvestment of distributions	—	—	2,344,622	66,376,248
Shares redeemed	(3,912,897)	(107,432,974)	(8,669,045)	(229,999,280)
Redemption fee		712		5,464

Net increase (decrease)	(771,055)	$(20,983,355)	836,243	$21,081,959

Shares Outstanding:
Beginning of period	36,980,549		36,144,306

End of period	36,209,494		36,980,549

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	63,883	$1,700,348	240,019	$5,993,032
Shares issued to shareholders in reinvestment of distributions	—	—	116,816	3,201,933
Shares redeemed	(773,694)	(20,682,155)	(702,113)	(17,789,230)
Redemption fee		999		486

Net decrease	(709,811)	$(18,980,808)	(345,278)	$(8,593,779)

Shares Outstanding:
Beginning of period	1,500,477		1,845,755

End of period	790,666		1,500,477

Total Net Increase (Decrease)		$(39,964,163)		$12,488,180

Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	5,051,139	$63,880,850	9,711,405	$105,122,031
Shares redeemed	(2,774,833)	(35,229,549)	(7,314,011)	(79,641,825)
Redemption fee		—		841

Net increase	2,276,306	$28,651,301	2,397,394	$25,481,047

Shares Outstanding:
Beginning of period	28,243,144		25,845,750

End of period	30,519,450		28,243,144

Equity Fund
	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	2,502,150	$56,237,938	5,470,658	$101,665,684
Proceeds from reorganization	—	—	767,299	15,482,266
Shares issued to shareholders in reinvestment of distributions	—	—	326,996	7,314,894
Shares redeemed	(2,786,892)	(62,863,194)	(1,272,966)	(26,674,481)
Redemption fee		659		8,816
Capital contribution*		—		210

Net increase (decrease)	(284,742)	$(6,624,597)	5,291,987	$97,797,389

Shares Outstanding:
Beginning of period	14,435,693		9,143,706

End of period	14,150,951		14,435,693

Balanced Fund
	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	198,183	$3,923,240	646,104	$11,580,995
Shares issued to shareholders in reinvestment of distributions	12,716	256,992	16,446	304,154
Shares redeemed	(184,662)	(3,659,888)	(215,795)	(3,825,436)
Redemption fee		20		11,470

Net increase	26,237	$520,364	446,755	$8,071,183

Shares Outstanding:
Beginning of period	1,800,233		1,353,478

End of period	1,826,470		1,800,233

Fixed Income Fund
	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	1,241,072	$13,648,569	4,508,561	$50,115,815
Shares issued to shareholders in reinvestment of distributions	168,097	1,847,262	523,187	5,755,116
Shares redeemed	(1,610,454)	(17,670,592)	(3,095,802)	(34,333,599)
Redemption fee		55		1,738
Capital contribution*		—		8

Net increase (decrease)	(201,285)	$(2,174,706)	1,935,946	$21,539,078

Shares Outstanding:
Beginning of period	20,261,867		18,325,921

End of period	20,060,582		20,261,867

*	A capital contribution of $210 and $8 was made to the Equity Fund and Fixed Income Fund, respectively, by the Adviser for trade commission adjustments.

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$267,592,463	$—	$336,248,724
LKCM Small-Mid Cap Equity Fund	—	115,083,983	—	94,228,510
LKCM Equity Fund	—	38,317,938	—	20,633,963
LKCM Balanced Fund	—	4,948,404	—	4,409,141
LKCM Fixed Income Fund	9,592,897	34,869,251	4,500,000	39,834,796

E.    Tax Information:    At December 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Cost of Investments	$724,436,624	$258,005,916	$224,509,998	$24,623,109	$213,489,969

Gross Unrealized Appreciation	368,669,429	109,826,203	99,641,613	10,589,097	6,484,025
Gross Unrealized Depreciation	(3,487,343)	(1,450,239)	(253,690)	(48,352)	(566,387)

Net Unrealized Appreciation	$365,182,086	$108,375,964	$99,387,923	$10,540,745	$5,917,638

Undistributed Ordinary Income	—	—	—	—	—
Undistributed Long-Term Capital Gain	27,302,567	—	—	—	—

Total Distributable Earnings	$27,302,567	$—	$—	$—	$—

Other Accumulated Losses	$—	$(5,280,528)	$(394,243)	$(33,219)	$(230,727)

Total Accumulated Gains	$392,484,653	$103,095,436	$98,993,680	$10,507,526	$5,686,911

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2013, the capital loss carryforwards were as follows:

	Month/Year Expiring	Short-Term
LKCM Small-Mid Cap Equity Fund	Unexpiring Losses	$1,923,553

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

During the year ended December 31, 2013, the LKCM Small-Mid Cap Equity Fund and the LKCM Balanced Fund utilized capital loss carryforwards of $3,324,324 and $180,429, respectively.

At December 31, 2013, the following Funds deferred, on a tax basis, post-October capital losses of:

LKCM Small-Mid Cap Equity Fund	$3,356,975
LKCM Equity Fund	394,243
LKCM Balanced Fund	33,219
LKCM Fixed Income Fund	230,727

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
LKCM Small Cap Equity Fund	$—	$—	$120,236	$84,168,513
LKCM Small-Mid Cap Equity Fund	—	—	—	—
LKCM Equity Fund	—	—	1,708,848	6,674,882
LKCM Balanced Fund	276,998	—	272,177	56,716
LKCM Fixed Income Fund	2,034,072	—	5,204,352	1,232,839

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2013.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2010 through December 31, 2013. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2013. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after June 30, 2014 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2014 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website(http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO LKCM FUNDS

Introduction.  At a meeting held on February 25, 2014, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (each, a “Fund” and collectively, the “Funds”).

In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to other similar funds and other institutional portfolios; (4) the costs of services provided to the Funds and the profitability of LKCM; (5) whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Funds. The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM, including but not limited to, reports relating to each Fund’s performance and expenses, information regarding other clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s fiduciary duties in considering the renewal of the Agreement. The Board also meets each quarter to review various aspects of the Funds.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979. The Board also considered LKCM’s financial resources, insurance coverage, culture of compliance and support for compliance operations that support the Funds. The Board considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed the portfolio managers and other key personnel who provide services to each Fund, and considered LKCM’s representation that the firm historically has experienced very low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

In addition, the Board considered LKCM’s summary of its procedures for monitoring the Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft dollar and commission sharing arrangements for client transactions (including those for the Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the LKCM Funds.  The Board considered the performance of each Fund compared to the Fund’s benchmark index (“Benchmark”) and peer group funds compiled by Lipper, Inc. (“Lipper Index”) for various time periods ended December 31, 2013. The Board also considered LKCM’s discussion of each Fund’s performance.

The Board considered the performance of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time of any share class of the Fund and has the longest performance history. The Board noted that the

Institutional Class of the Small Cap Equity Fund outperformed its Benchmark and the Lipper Index for the three-year, five-year, ten-year and since-inception periods, but underperformed its Benchmark and the Lipper Index for the one-year period.

The Board noted that the Small-Mid Cap Equity Fund underperformed its Benchmark and the Lipper Index for the one-year and since-inception periods.

With respect to the underperformance of the Institutional Class of the Small Cap Equity Fund for the one-year period and the Small-Mid Cap Equity Fund for the one-year and since-inception periods, the Board noted LKCM’s explanation that, in 2013, the positive performance of the Funds’ Benchmarks had been driven by lower-quality companies and that the Funds traditionally focus their investments in higher-quality companies.

The Board noted that the Equity Fund outperformed its Benchmark for the five-year, ten-year and since-inception periods, but underperformed the Benchmark for the one-year and three-year periods. The Board also noted that the Equity Fund outperformed the Lipper Index for the three-year, five-year, ten-year and since-inception periods, but underperformed the Lipper Index for the one-year period. The Board noted LKCM’s explanation that certain stock selection and sector allocations as well as a higher cash position detracted from the Fund’s relative performance.

The Board noted that the Balanced Fund outperformed its Benchmark for the ten-year and since-inception periods, but underperformed its Benchmark for the one-year, three-year and five-year periods. The Board also noted that the Balanced Fund outperformed the Lipper Index for the one-year, three-year, ten-year and since-inception periods, and performed in line with the Lipper Index for the five-year period. The Board also noted LKCM’s explanation that the Fund’s allocation to fixed-income securities, which is required to be at least 25% of total assets under the Fund’s investment guidelines, detracted from the Fund’s relative performance in light of the strong performance of the equity markets during the year.

The Board noted that the Fixed Income Fund outperformed its Benchmark for the one-year, three-year, five-year and ten-year periods, but underperformed its Benchmark for the since-inception period. The Board also noted that the Fixed Income Fund outperformed the Lipper Index for the one-year, three-year, ten-year and since-inception periods, but underperformed the Lipper Index for the five-year period.

Fees and Expenses.  The Board considered the advisory fee rates of each Fund and the net expense ratios (after fee waivers and/or expense reimbursements) of each Fund relative to similar funds and LKCM’s other clients. The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Fund through April 30, 2015. The Board compared the contractual advisory fee rate and the net expense ratio of each Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”). The first quartile in the Lipper Category represents those funds with the lowest fees or expenses. The Board considered that, although the Funds’ contractual advisory fee rates may be higher than those of their peers, the expense cap arrangements cause the Funds’ overall net expense ratios to be lower than, or in line with, those of their peers. As such, the Trustees gave less weight to the contractual advisory fee rate for each Fund and more weight to each Fund’s net expense ratio.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Institutional Class of the Small Cap Equity Fund were in the second and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate and the net expense ratio were lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Small-Mid Cap Equity Fund were in the second and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate and the net expense ratio were lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Equity Fund were in the third and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than the average of the Lipper Category and the net expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Balanced Fund were in the third and second quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than the average of the Lipper Category and the net expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Fixed Income Fund were in the third and second quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than the average of the Lipper Category and the net expense ratio was slightly lower than the average of the Lipper Category.

The Board considered the advisory fee rates charged by LKCM to the mutual funds it subadvises and LKCM’s other separately managed portfolios. The Board noted that the fee rates charged by LKCM to the Funds and clients with separately managed portfolios differ primarily as a result of the greater regulatory compliance expenses that LKCM incurs in connection with its management of the Funds. The Board also noted LKCM’s representation that the subadvisory fee rates it charges other funds reflect the narrower scope of investment management and compliance services provided by LKCM in a subadvisory capacity.

Costs, Profitability and Economies of Scale.  The Board considered LKCM’s costs in rendering services to the Funds and the profitability of LKCM. The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM on a Fund-by-Fund basis. In this regard, the Board noted that LKCM estimated that it made a profit on the Small Cap Equity, Small-Mid Cap Equity and Equity Funds, but not the Balanced and Fixed Income Funds. With respect to economies of scale, the Board considered that the Funds generally benefit from competitive net expense ratios despite not having reached an asset size at which economies of scale traditionally would be considered to exist.

Benefits Derived by LKCM from its Relationship with the Funds.  In addition, the Board noted that LKCM believes that both LKCM and the Funds benefit from LKCM’s soft dollar and commission sharing arrangements for third-party and proprietary research used by LKCM in connection with its investment process. The Board also noted that LKCM believes that its relationship with the Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Funds.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Funds; and (3) approved the renewal of the Agreement with respect to the Funds.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund

LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

Semi-Annual Report

June 30, 2014

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds:

Funds	Inception Date	NAV@ 6/30/14	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/14	One Year Total Return Ended 6/30/14	Five Year Average Annualized Return Ended 6/30/14	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Value Fund	7/11/05	$18.86	1.50%	1.52%	4.84%	22.22%	17.90%	7.95%
Russell 1000 Value® Index(1)					8.28%	23.81%	19.23%	7.20%
LKCM Aquinas Growth Fund	7/11/05	$21.42	1.51%	1.59%	-0.09%	18.68%	15.24%	5.83%
Russell 1000 Growth® Index(2)					6.31%	26.92%	19.24%	8.72%
LKCM Aquinas Small Cap Fund	7/11/05	$9.32	1.50%	2.25%	-0.75%	19.38%	19.32%	7.40%
Russell 2000® Index(3)					3.19%	23.64%	20.21%	8.22%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2015. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.
**	Expense ratios above are as of December 31, 2013, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ fiscal year ended December 31, 2013 may differ.
***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	The Russell 1000 Value® Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)	The Russell 1000 Growth® Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000® Index.

Note: These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

2014 Review

During the first half of the year, investors continued to favor stocks that looked like bonds and bonds that looked like stocks. The best performing sector of the Standard & Poor’s 500® Index for the first half of the year was the Utilities sector (a sector the Funds are normally underweight) which we believe reflects investor appetite for dividend income rather than an expression of an undervalued sector. In the fixed income marketplace, high yield corporate bonds continued to outperform their investment grade counterparts during the first half of the year. The strong performance of high yield bonds warrants close watch from the vantage of both equity and fixed income investors. Investors have bid up the price of high yield bonds to the point that yields have dropped meaningfully, as the yield premium for corporations with higher financial risk relative to investment grade companies has meaningfully narrowed. In essence, the combined forces of the Federal Reserve and the global savings glut have, in our view, contributed to a low cost of capital for companies, regardless of financial risk profile.

Equity markets, as measured by the Standard & Poor’s 500® Index, posted solid returns and we believe now reflect a valuation that aligns more closely with our near-term growth prospects for the economy. Low volatility continued to be a hallmark of the current environment. Not only do interest rates and oil prices demonstrate low volatility, but the Standard & Poor’s 500® Index finished the second quarter with fifty-one consecutive days with a daily price change of less than one percent. The last time we witnessed such a streak was 1995. More broadly, the equity markets, as measured by the Standard & Poor’s Index, have not experienced a double digit correction since 2012.

Near-zero interest rate monetary policy at home and abroad continued to hamper investors’ hunt for yield. Because this dynamic has implications for both equity and fixed income markets, investors are currently on “rate watch” as central banks begin to condition markets for higher rates through forward guidance. In the interim, corporate earnings continued to grow at a high single digit pace that we consider supportive of the market’s current rate of appreciation. While we do not believe the low volatility in equities, interest rates, and energy is concerning, we would not be surprised to see greater volatility going forward possibly at the actual time of interest rate hikes expected next year.

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund returned 4.84% for the six months ended June 30, 2014 against the 8.28% return for the Fund’s benchmark, the Russell 1000 Value® Index. The Fund benefited from stock selection in the Consumer Staples, Energy and Healthcare

2

sectors but this was more than offset by our stock selection in the Consumer Discretionary, Technology, Financials and Materials sectors. Our underweight position in the Utilities sector also had a negative impact on returns, which was offset by returns from our overweight positions in the Financials and Technology sectors. We continue to believe the Fund is well positioned with a strong emphasis on what we view as high quality companies with reasonable valuations relative to their earnings growth rates, which we believe can provide an opportunity to add value for the Fund and its shareholders during the remainder of 2014. We continue to emphasize holdings where we believe meaningful dividend increases or share buybacks are likely during the remainder of 2014.

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund declined 0.75% for the six months ended June 30, 2014 against the 3.19% return for the Fund’s benchmark, the Russell 2000® Index. During the period, both our stock selection and sector allocation decisions detracted from results. Positive stock selection in the Energy sector was more than offset by weakness in the Technology, Industrials and Financials sectors. Sector allocation decisions were a marginal drag with our underweight in the Utilities sector accounting for much of the shortfall. Our investment strategy for the Fund focuses on what we view as higher quality companies and it had difficulty overcoming two powerful forces that we believe continued to drive the markets: “reach for yield” and focus on lower quality companies. We continue to have an economic growth focus in the Fund’s portfolio and believe the Fund can benefit from an expanding economy.

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund declined 0.09% for the six months ended June 30, 2014 against the 6.31% return of the Fund’s benchmark, the Russell 1000 Growth® Index. During the period, both our stock selection and sector allocation decisions detracted from our results. Positive stock selection in the Technology sector was more than offset by weakness in stock selection in the Energy, Consumer Discretionary and Financials sectors. Sector allocation decisions were positive to our relative performance with our overweight position in the Energy sector accounting for most of the contribution. Our investment strategy for the Fund focuses on what we view as higher quality companies and it had difficulty overcoming the “reach for yield” focus of the market during the period. We continue to believe the Fund maintains a portfolio of high quality growth companies that we believe well positions the Fund for the remainder of 2014.

J. Luther King, Jr., CFA, CIC

August 12, 2014

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 6-11 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Funds’ summary and statutory prospectuses. Since the Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s socially responsible investment guidelines, the Funds may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

The Standard & Poor’s 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Stocks and bonds are not guaranteed. Bonds traditionally experience less volatility than stocks but have less growth potential. High yield bonds are subject to certain risks including market, greater price volatility, credit, liquidity, issuer, interest-rate, and inflation. Lower-rated and non-rated securities involve greater risk than higher rated securities. Stocks, investment grade bonds and high yield bonds as well as other asset classes have different risk profiles which should be considered when investing. High yield securities have greater price volatility and credit and liquidity risks (presenting a greater risk of loss to principal and interest) than other higher-rated, investment grade securities.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

3

LKCM Aquinas Funds Expense Example — June 30, 2014 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/14 - 6/30/14).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14
Actual	$1,000.00	$1,048.40	$7.57
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14
Actual	$1,000.00	$999.10	$7.44
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Aquinas Small Cap Fund
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14
Actual	$1,000.00	$992.50	$7.41
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

4

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — June 30, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund

LKCM Aquinas Small Cap Fund

LKCM Aquinas Growth Fund

5

LKCM AQUINAS VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS - 97.2%	Shares	Value
Aerospace & Defense - 2.2%
Honeywell International Inc.	15,000	$1,394,250

Auto Components - 2.2%
The Goodyear Tire & Rubber Company	50,000	1,389,000

Banks - 8.4%
BOK Financial Corporation	17,500	1,165,500
Cullen/Frost Bankers, Inc.	15,000	1,191,300
SunTrust Banks, Inc.	35,000	1,402,100
Zions Bancorporation	50,000	1,473,500

		5,232,400

Beverages - 2.8%
The Coca-Cola Company	20,000	847,200
PepsiCo, Inc.	10,000	893,400

		1,740,600

Chemicals - 5.3%
FMC Corporation	24,000	1,708,560
Monsanto Company	12,500	1,559,250

		3,267,810

Computers & Peripherals - 2.9%
EMC Corporation	40,000	1,053,600
International Business Machines Corporation	4,020	728,706

		1,782,306

Construction Materials - 2.7%
Martin Marietta Materials, Inc.	12,500	1,650,625

Diversified Financials - 2.3%
JPMorgan Chase & Co.	25,000	1,440,500

Diversified Telecommunication Services - 1.5%
Verizon Communications, Inc.	18,812	920,471

Electrical Equipment & Instruments - 2.1%
Roper Industries, Inc.	9,000	1,314,090

Electronic Equipment & Instruments - 3.5%
National Instruments Corporation	25,000	809,750
Trimble Navigation Limited (a)	36,100	1,333,895

		2,143,645

Energy Equipment & Services - 1.6%
Schlumberger Limited (b)	8,400	990,780

Food & Drug Retailing - 2.4%
CVS Caremark Corporation	20,000	1,507,400

Food Products - 3.3%
Kraft Foods Group, Inc.	15,000	899,250
Mondelez International, Inc. - Class A	29,700	1,117,017

		2,016,267

Health Care Equipment & Supplies - 3.7%
Covidien PLC (b)	15,000	1,352,700
DENTSPLY International Inc.	20,000	947,000

		2,299,700

COMMON STOCKS	Shares	Value
Household Durables - 2.2%
Whirlpool Corporation	10,000	$1,392,200

Insurance - 5.6%
MetLife, Inc.	35,000	1,944,600
Prudential Financial, Inc.	17,500	1,553,475

		3,498,075

Internet Software & Services - 4.1%
Akamai Technologies, Inc. (a)	25,000	1,526,500
eBay Inc. (a)	20,000	1,001,200

		2,527,700

Machinery - 6.4%
Barnes Group Inc.	30,000	1,156,200
Danaher Corporation	17,500	1,377,775
Dover Corporation	16,000	1,455,200

		3,989,175

Metals & Mining - 1.3%
Commercial Metals Company	45,000	778,950

Multiline Retail - 1.5%
Kohl’s Corporation	18,000	948,240

Oil & Gas & Consumable Fuels - 13.2%
Cabot Oil & Gas Corporation	40,000	1,365,600
ConocoPhillips	11,000	943,030
Exxon Mobil Corporation	4,000	402,720
Gulfport Energy Corporation (a)	25,000	1,570,000
Noble Energy, Inc.	16,500	1,278,090
Range Resources Corporation	10,000	869,500
The Williams Companies, Inc.	30,000	1,746,300

		8,175,240

Paper & Forest Products - 2.0%
International Paper Company	25,000	1,261,750

Pharmaceuticals - 2.3%
AbbVie Inc.	25,000	1,411,000

Software - 5.7%
Adobe Systems Incorporated (a)	22,500	1,628,100
Citrix Systems, Inc. (a)	18,500	1,157,175
Nuance Communications, Inc. (a)	40,000	750,800

		3,536,075

Specialty Retail - 4.7%
The Home Depot, Inc.	10,000	809,600
Pier 1 Imports, Inc.	60,000	924,600
Tiffany & Co.	12,000	1,203,000

		2,937,200

Thrifts & Mortgage Finance - 1.3%
Capitol Federal Financial Inc.	65,000	790,400

TOTAL COMMON STOCKS
(Cost $36,427,334)		60,335,849

The accompanying notes are an integral part of these financial statements.

6

LKCM AQUINAS VALUE FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

SHORT-TERM INVESTMENTS - 3.0%	Shares	Value
Money Market Funds (c) - 3.0%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%	8,289	$8,289
Federated Government Obligations Fund -Institutional Shares, 0.01%	1,834,277	1,834,277

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,842,566)		1,842,566

Total Investments - 100.2%
(Cost $38,269,900)		62,178,415
Liabilities in Excess of Other Assets - (0.2)%		(98,542)

TOTAL NET ASSETS - 100.0%		$62,079,873

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

7

LKCM AQUINAS GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS - 98.6%	Shares	Value
Aerospace & Defense - 2.2%
Honeywell International Inc.	7,675	$713,391

Banks - 4.4%
Comerica Incorporated	12,975	650,826
Cullen/Frost Bankers, Inc.	3,000	238,260
Texas Capital Bancshares, Inc. (a)	10,000	539,500

		1,428,586

Beverages - 1.3%
The Coca-Cola Company	10,000	423,600

Biotechnology - 1.2%
Amgen Inc.	3,275	387,662

Chemicals - 1.3%
FMC Corporation	6,000	427,140

Communication Equipment - 2.4%
QUALCOMM Incorporated	10,000	792,000

Computers & Peripherals - 5.4%
Apple Inc.	10,500	975,765
EMC Corporation	30,000	790,200

		1,765,965

Consumer Finance - 2.6%
American Express Company	8,750	830,112

Containers & Packaging - 0.8%
Greif, Inc. - Class A	5,000	272,800

Electrical Equipment & Instruments - 6.7%
AMETEK, Inc.	10,000	522,800
Emerson Electric Co.	12,000	796,320
Roper Industries, Inc.	6,000	876,060

		2,195,180

Electronic Equipment & Instruments - 4.3%
National Instruments Corporation	18,000	583,020
Trimble Navigation Limited (a)	22,000	812,900

		1,395,920

Energy Equipment & Services - 3.0%
Halliburton Company	6,750	479,318
Schlumberger Limited (b)	4,200	495,390

		974,708

Food & Drug Retailing - 3.8%
CVS Caremark Corporation	9,375	706,594
Walgreen Co.	7,000	518,910

		1,225,504

Food Products - 1.5%
The WhiteWave Foods Company (a)	15,125	489,596

Health Care Equipment & Supplies - 5.0%
Covidien PLC (b)	10,000	901,800
Zimmer Holdings, Inc.	6,950	721,827

		1,623,627

COMMON STOCKS	Shares	Value
Health Care Providers & Services - 4.0%
Express Scripts Holding Co (a)	8,000	$554,640
McKesson Corporation	4,000	744,840

		1,299,480

Hotels, Restaurants & Leisure - 2.2%
Yum! Brands, Inc.	8,800	714,560

Household Products - 3.2%
Colgate-Palmolive Company	12,000	818,160
The Procter & Gamble Company	3,000	235,770

		1,053,930

Insurance - 1.9%
Prudential Financial, Inc.	7,000	621,390

Internet Catalog & Retail - 2.5%
Amazon.com, Inc. (a)	2,500	811,950

Internet Software & Services - 10.7%
Akamai Technologies, Inc. (a)	17,000	1,038,020
Facebook, Inc. - Class A (a)	14,000	942,060
Google Inc. - Class A (a)	1,000	584,670
Google Inc. - Class C (a)	1,000	575,280
Yahoo! Inc. (a)	10,000	351,300

		3,491,330

Machinery - 4.9%
Danaher Corporation	11,000	866,030
Dover Corporation	8,025	729,874

		1,595,904

Oil & Gas & Consumable Fuels - 6.3%
Cabot Oil & Gas Corporation	20,000	682,800
Memorial Resource Development Corp. (a)	20,000	487,200
Range Resources Corporation	10,000	869,500

		2,039,500

Pharmaceuticals - 2.8%
AbbVie Inc.	16,000	903,040

Software - 5.4%
ACI Worldwide, Inc. (a)	8,000	446,640
Aspen Technology, Inc. (a)	15,000	696,000
Citrix Systems, Inc. (a)	10,000	625,500

		1,768,140

Specialty Retail - 4.7%
The Home Depot, Inc.	6,000	485,760
O’Reilly Automotive, Inc. (a)	3,000	451,800
Tractor Supply Company	10,000	604,000

		1,541,560

Textiles, Apparel & Luxury Goods - 4.1%
NIKE, Inc. - Class B	6,000	465,300
V.F. Corporation	14,000	882,000

		1,347,300

TOTAL COMMON STOCKS
(Cost $20,567,900)		32,133,875

The accompanying notes are an integral part of these financial statements.

8

LKCM AQUINAS GROWTH FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

SHORT-TERM INVESTMENT - 1.7%	Shares	Value
Money Market Fund (c) - 1.7%
Federated Government Obligations Fund - Institutional Shares, 0.01%	569,838	$569,838

TOTAL SHORT-TERM INVESTMENT
(Cost $569,838)		569,838

Total Investments - 100.3%
(Cost $21,137,738)		32,703,713
Liabilities in Excess of Other Assets - (0.3)%		(106,941)

TOTAL NET ASSETS - 100.0%		$32,596,772

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

9

LKCM AQUINAS SMALL CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS - 98.3%	Shares	Value
Aerospace & Defense - 2.6%
Hexcel Corporation (a)	4,145	$169,530
Teledyne Technologies Incorporated (a)	1,980	192,397

		361,927

Auto Components - 1.0%
Dorman Products, Inc. (a)	2,900	143,028

Automobiles - 1.9%
Thor Industries, Inc.	2,440	138,763
Winnebago Industries, Inc. (a)	4,951	124,666

		263,429

Banks - 8.9%
BancorpSouth, Inc.	8,883	218,255
Columbia Banking System, Inc.	6,605	173,777
Community Bank System, Inc.	3,095	112,039
Hancock Holding Company	1,880	66,402
Hanmi Financial Corporation	5,945	125,321
Home Bancshares Inc.	6,385	209,556
Prosperity Bancshares, Inc.	2,355	147,423
Texas Capital Bancshares, Inc. (a)	3,710	200,154

		1,252,927

Biotechnology - 1.3%
EXACT Sciences Corporation (a)	10,810	184,094

Building Products - 0.5%
PGT, Inc. (a)	8,109	68,683

Capital Markets - 1.2%
Evercore Partners Inc. - Class A	2,960	170,614

Chemicals - 1.4%
PolyOne Corporation	4,730	199,322

Commercial Services & Supplies - 1.0%
MSA Safety Incorporated	2,515	144,562

Communications Equipment - 3.8%
Allot Communications Ltd. (a) (b)	7,660	99,963
Ciena Corporation (a)	8,255	178,803
Infinera Corporation (a)	14,740	135,608
Sonus Networks, Inc. (a)	33,120	118,901

		533,275

Construction & Engineering - 0.9%
Primoris Services Corporation	4,655	134,250

Construction Materials - 1.2%
Headwaters Incorporated (a)	12,425	172,583

Containers & Packaging - 1.3%
Greif, Inc. - Class A	3,255	177,593

Diversified Consumer Services - 2.2%
DeVry Education Group Inc.	2,705	114,530
Hillenbrand, Inc.	6,060	197,677

		312,207

Diversified Financials - 2.6%
HFF, Inc. - Class A	6,085	226,301
MarketAxess Holdings Inc.	2,705	146,233

		372,534

COMMON STOCKS	Shares	Value
Electrical Equipment & Instruments - 3.3%
Belden Inc.	3,505	$273,951
Franklin Electric Co., Inc.	4,570	184,308

		458,259

Electronic Equipment & Instruments - 1.0%
Coherent, Inc. (a)	2,140	141,604

Energy Equipment & Services - 0.5%
Atwood Oceanics, Inc. (a)	1,460	76,621

Food & Drug Retailing - 0.7%
The Chefs’ Warehouse, Inc. (a)	5,019	99,225

Food Products - 1.4%
Post Holdings, Inc. (a)	3,870	197,022

Health Care Equipment & Supplies - 8.1%
CONMED Corporation	2,360	104,194
Cyberonics, Inc. (a)	2,880	179,885
Cynosure, Inc. - Class A (a)	5,427	115,324
DexCom Inc. (a)	4,875	193,342
Endologix, Inc. (a)	9,695	147,461
MWI Veterinary Supply, Inc. (a)	1,440	204,466
The Spectranetics Corporation (a)	8,368	191,460

		1,136,132

Health Care Providers & Services - 3.1%
Acadia Healthcare Company, Inc. (a)	3,905	177,678
Team Health Holdings, Inc. (a)	5,135	256,442

		434,120

Hotels, Restaurants & Leisure - 2.4%
La Quinta-Holdings, Inc. (a)	7,555	144,603
Orient-Express Hotels Ltd - Class A (a) (b)	12,895	187,493

		332,096

Industrial Conglomerates - 0.7%
Raven Industries, Inc.	3,145	104,225

Internet Software & Services - 4.6%
E2open, Inc. (a)	4,275	88,364
Euronet Worldwide, Inc. (a)	4,425	213,462
LogMeIn, Inc. (a)	4,820	224,708
SPS Commerce, Inc. (a)	1,835	115,954

		642,488

IT Consulting & Services - 2.3%
Acxiom Corporation (a)	7,390	160,289
Sapient Corporation (a)	10,045	163,231

		323,520

Leisure Equipment & Products - 1.2%
Pool Corporation	2,980	168,549

Machinery - 5.9%
Actuant Corporation - Class A	3,120	107,859
Barnes Group Inc.	4,695	180,945
Chart Industries, Inc. (a)	1,272	105,245
Harsco Corporation	4,645	123,696
The Manitowoc Company, Inc.	5,980	196,503
TriMas Corporation (a)	3,244	123,694

		837,942

The accompanying notes are an integral part of these financial statements.

10

LKCM AQUINAS SMALL CAP FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2014 (Unaudited)

COMMON STOCKS	Shares	Value
Marine - 0.8%
Diana Shipping Inc. (a) (b)	10,735	$116,904

Media - 1.4%
The E.W. Scripps Company - Class A (a)	9,160	193,825

Metals & Mining - 3.0%
Carpenter Technology Corporation	1,835	116,064
Commercial Metals Company	7,745	134,066
Worthington Industries, Inc.	4,020	173,021

		423,151

Oil & Gas & Consumable Fuels - 8.3%
Athlon Energy Inc. (a)	6,493	309,716
Bill Barrett Corporation (a)	7,540	201,921
Matador Resources Company (a)	5,140	150,499
Parsley Energy, Inc. - Class A (a)	6,895	165,963
Sanchez Energy Corporation (a)	4,714	177,199
Synergy Resources Corporation (a)	11,995	158,934

		1,164,232

Pharmaceuticals - 2.2%
Akorn, Inc. (a)	9,126	303,440

Real Estate - 0.9%
Kennedy-Wilson Holdings, Inc.	4,950	132,759

Semiconductor Equipment & Products - 1.5%
Rambus Inc. (a)	14,805	211,712

Software - 5.0%
ACI Worldwide, Inc. (a)	3,360	187,589
Aspen Technology, Inc. (a)	2,535	117,624
Bottomline Technologies (de) Inc. (a)	3,035	90,807
Interactive Intelligence Group, Inc. (a)	3,730	209,365
IntraLinks Holdings, Inc. (a)	11,425	101,568

		706,953

Specialty Retail - 0.7%
Pier 1 Imports, Inc.	6,230	96,004

Textiles, Apparel & Luxury Goods - 4.1%
Kate Spade & Company (a)	2,975	113,467
Movado Group, Inc.	4,005	166,888
Oxford Industries, Inc.	2,270	151,341
Skechers U.S.A., Inc. - Class A (a)	3,150	143,955

		575,651

Thrifts & Mortgage Finance - 0.9%
Capitol Federal Financial Inc.	9,975	121,296

Trading Companies & Distributors - 2.5%
Aceto Corporation	2,885	52,334
MRC Global Inc. (a)	3,975	112,453
WESCO International, Inc. (a)	2,255	194,787

		359,574

TOTAL COMMON STOCKS
(Cost $10,750,399)		13,848,332

SHORT-TERM INVESTMENT - 1.9%	Shares	Value
Money Market Fund (c) - 1.9%
Federated Government Obligations Fund - Institutional Shares, 0.01%	259,470	$259,470

TOTAL SHORT-TERM INVESTMENT
(Cost $259,470)		259,470

Total Investments - 100.2%
(Cost $11,009,869)		14,107,802
Liabilities in Excess of Other Assets - (0.2)%		(21,767)

TOTAL NET ASSETS - 100.0%		$14,086,035

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited)

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund

Assets:
Investments, at value*	$62,178,415	$32,703,713	$14,107,802
Dividends and interest receivable	46,674	23,279	5,934
Receivable for Fund shares sold	74,796	7,294	479
Other assets	17,488	16,240	13,057

Total assets	62,317,373	32,750,526	14,127,272

Liabilities:
Payable for investment advisory fees	135,028	91,645	10,468
Payable for distribution expense (Note B)	55,392	32,522	7,926
Payable for Fund shares redeemed	10,833	—	20
Payable for accounting and transfer agent fees and expenses	12,378	11,099	7,658
Payable for administrative fees	9,567	6,795	4,015
Payable for reports to shareholders	2,088	1,429	515
Payable for custody fees and expenses	1,153	1,000	5,092
Accrued expenses and other liabilities	11,061	9,264	5,543

Total liabilities	237,500	153,754	41,237

Net assets	$62,079,873	$32,596,772	$14,086,035

Net assets consist of:
Paid in capital	$34,810,344	$15,209,295	$9,682,818
Accumulated net investment income (loss)	484,548	(93,708)	(50,930)
Accumulated net realized gain on securities	2,876,466	5,915,210	1,356,214
Net unrealized appreciation on investments	23,908,515	11,565,975	3,097,933

Net assets	$62,079,873	$32,596,772	$14,086,035

Net assets	$62,079,873	$32,596,772	$14,086,035
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	3,290,979	1,522,047	1,510,674
Net asset value per share (offering and redemption price)	$18.86	$21.42	$9.32

* Cost of Investments	$38,269,900	$21,137,738	$11,009,869

The accompanying notes are an integral part of these financial statements.

12

STATEMENT OF OPERATIONS
For the six months ended June 30, 2014 (Unaudited)

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund

Investment Income:
Dividends*	$923,358	$225,454	$53,822
Interest	55	53	20

Total income	923,413	225,507	53,842

Expenses:
Investment advisory fees	265,535	191,529	69,848
Distribution expense (Note B)	73,760	53,202	17,462
Accounting and transfer agent fees and expenses	37,189	33,771	22,752
Administrative fees	28,332	20,494	11,965
Federal and state registration	11,691	10,822	9,987
Professional fees	5,763	4,732	2,842
Trustees’ fees	3,703	2,843	982
Reports to shareholders	3,699	2,820	1,371
Custody fees and expenses	3,496	2,650	14,006
Other	5,697	4,530	1,448

Total expenses	438,865	327,393	152,663
Less, expense waiver and/or reimbursement (Note B)	—	(8,178)	(47,891)

Net expenses	438,865	319,215	104,772

Net investment income (loss)	484,548	(93,708)	(50,930)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,873,832	5,787,030	854,701
Net change in unrealized appreciation/depreciation on investments	(441,557)	(5,752,431)	(945,994)

Net realized and unrealized gain (loss) on investments	2,432,275	34,599	(91,293)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,916,823	$(59,109)	$(142,223)

* Net of foreign taxes withheld	$—	$—	$23

The accompanying notes are an integral part of these financial statements.

13

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Aquinas Value Fund		LKCM Aquinas Growth Fund

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment income (loss)	$484,548	$123,340	$(93,708)	$(240,022)
Net realized gain on investments	2,873,832	2,468,837	5,787,030	3,706,417
Net change in unrealized appreciation/depreciation on investments	(441,557)	12,541,076	(5,752,431)	6,003,811

Net increase (decrease) in net assets resulting from operations	2,916,823	15,133,253	(59,109)	9,470,206

Dividends and Distributions to Shareholders:
Net investment income	—	(131,454)	—	—
Net realized gain on investments	—	(2,858,568)	—	(3,854,604)

	—	(2,990,022)	—	(3,854,604)

Net increase (decrease) in net assets from Fund share transactions (Note C)	102,374	15,560	(11,280,767)	3,005,783

Total increase (decrease) in net assets	3,019,197	12,158,791	(11,339,876)	8,621,385

Net Assets:
Beginning of period	59,060,676	46,901,885	43,936,648	35,315,263

End of period*	$62,079,873	$59,060,676	$32,596,772	$43,936,648

* Including undistributed net investment income (loss) of	$484,548	$—	$(93,708)	$—

	LKCM Aquinas Small Cap Fund

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations:
Net investment loss	$(50,930)	$(106,330)
Net realized gain on investments	854,701	1,044,718
Net change in unrealized appreciation/depreciation on investments	(945,994)	2,923,892

Net increase (decrease) in net assets resulting from operations	(142,223)	3,862,280

Dividends and Distributions to Shareholders:
Net realized gain on investments	—	(498,077)

Net decrease in net assets from Fund share transactions (Note C)	(445,174)	(374,684)

Total increase (decrease) in net assets	(587,397)	2,989,519

Net Assets:
Beginning of period	14,673,432	11,683,913

End of period*	$14,086,035	$14,673,432

* Including undistributed net investment loss of	$(50,930)	$—

The accompanying notes are an integral part of these financial statements.

14

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Value Fund

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value – Beginning of Period	$17.99		$14.18	$12.72	$12.68	$10.82	$8.15

Net investment income	0.15		0.04	0.07	0.02	0.00 (1)	0.02
Net realized and unrealized gain on investments	0.72		4.72	1.46	0.04	1.87	2.67

Total from investment operations	0.87		4.76	1.53	0.06	1.87	2.69

Dividends from net investment income	—		(0.04)	(0.07)	(0.02)	(0.01)	(0.02)
Distributions from net realized gains	—		(0. 91)	—	—	—	—

Total dividends and distributions	—		(0.95)	(0.07)	(0.02)	(0.01)	(0.02)

Net Asset Value – End of Period	$18.86		$17.99	$14.18	$12.72	$12.68	$10.82

Total Return	4.84%	(2)	33.60%	12.01%	0.46%	17.25%	32.94%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$62,080		$59,061	$46,902	$42,056	$38,354	$36,536
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.49%	(3)	1.52%	1.54%	1.55%	1.57%	1.65%
After expense waiver and/or reimbursement	1.49%	(3)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	1.65%	(3)	0.21%	0.44%	0.11%	(0.06)%	0.04%
After expense waiver and/or reimbursement	1.65%	(3)	0.23%	0.48%	0.16%	0.01%	0.19%
Portfolio turnover rate	14%		9%	28%	29%	31%	29%

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

	LKCM Aquinas Growth Fund

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009
Net Asset Value – Beginning of Period	$21.44		$18.53		$16.86		$16.61		$14.25		$10.96

Net investment loss	(0.05	)(1)	(0.13	)(1)	(0.07	)(2)	(0.10	)(2)	(0.08	)(2)	(0.04	)(2)
Net realized and unrealized gain on investments	0.03		5.07		1.84		0.35		2.44		3.33

Total from investment operations	(0.02)		4.94		1.77		0.25		2.36		3.29

Distributions from net realized gains	—		(2.03)		(0.10)		—		—		—

Net Asset Value – End of Period	$21.42		$21.44		$18.53		$16.86		$16.61		$14.25

Total Return	-0.09%	(3)	26.74%		10.52%		1.51%		16.56%		30.02%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$32,597		$43,937		$35,315		$33,698		$31,099		$34,071
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.54%	(4)	1.58%		1.58%		1.60%		1.63%		1.66%
After expense waiver and/or reimbursement	1.50%	(4)	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.48)%	(4)	(0.69)%		(0.44)%		(0.71)%		(0.65)%		(0.46)%
After expense waiver and/or reimbursement	(0.44)%	(4)	(0.61)%		(0.36)%		(0.61)%		(0.52)%		(0.30)%
Portfolio turnover rate	23%		44%		42%		50%		46%		47%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding during the period.
(2)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

15

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Small Cap Fund

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009
Net Asset Value – Beginning of Period	$9.39		$7.34		$7.35		$7.07		$5.25		$4.03

Net investment loss	(0.03	)(1)	(0.07	)(1)	(0.00	)(1)(2)	(0.06	)(1)	(0.05	)(1)	(0.04	)(3)
Net realized and unrealized gain (loss) on investments	(0.04)		2.45		0.59		0.34		1.87		1.26

Total from investment operations	(0.07)		2.38		0.59		0.28		1.82		1.22

Distributions from net realized gains	—		(0.33)		(0.60)		—		—		—

Net Asset Value – End of Period	$9.32		$9.39		$7.34		$7.35		$7.07		$5.25

Total Return	-0.75%	(4)	32.41%		8.16%		3.96%		34.67%		30.27%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$14,086		$14,673		$11,684		$11,037		$6,505		$5,265
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.19%	(5)	2.25%		2.32%		2.44%		3.26%		3.68%
After expense waiver and/or reimbursement	1.50%	(5)	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.42)%	(5)	(1.54)%		(0.84)%		(1.81)%		(2.70)%		(3.03)%
After expense waiver and/or reimbursement	(0.73)%	(5)	(0.79)%		(0.02)%		(0.87)%		(0.94)%		(0.85)%
Portfolio turnover rate	27%		60%		82%		70%		84%		66%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Less than $(0.005).
(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

16

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series of shares, three of which are the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds (collectively, the “Funds”) and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by the Funds in their discretion.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and potentially excluding from each Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.    Security Valuation:    Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

17

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2014.

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$60,335,849	$—	$—	$60,335,849
Money Market Funds	1,842,566	—	—	1,842,566

Total Investments*	$62,178,415	$—	$—	$62,178,415

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$32,133,875	$—	$—	$32,133,875
Money Market Fund	569,838	—	—	569,838

Total Investments*	$32,703,713	$—	$—	$32,703,713

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$13,848,332	$—	$—	$13,848,332
Money Market Fund	259,470	—	—	259,470

Total Investments*	$14,107,802	$—	$—	$14,107,802

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

18

8.    Other:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

9.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    Luther King Capital Management Corporation serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2015 in order to limit each Fund’s operating expenses to the annual cap rates identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2014, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Annual Advisory Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Fees Waived in 2014	$—	$8,178	$47,891

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the six months ended June 30, 2014, fees incurred by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $73,760, $53,202, and $17,462, respectively.

C.    Fund Shares:    At June 30, 2014, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Aquinas Value Fund
	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	248,604	$4,448,690	488,234	$8,240,129
Shares issued to shareholders in reinvestment of distributions	—	—	137,289	2,456,110
Shares redeemed	(241,307)	(4,346,533)	(648,635)	(10,681,106)
Redemption fee		217		427

Net increase (decrease)	7,297	$102,374	(23,112)	$15,560

Shares Outstanding:
Beginning of period	3,283,682		3,306,794

End of period	3,290,979		3,283,682

19

Aquinas Growth Fund
	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	90,605	$1,905,759	300,220	$6,243,697
Shares issued to shareholders in reinvestment of distributions	—	—	170,134	3,632,369
Shares redeemed	(617,581)	(13,186,624)	(326,763)	(6,871,397)
Redemption fee		98		1,114

Net increase (decrease)	(526,976)	$(11,280,767)	143,591	$3,005,783

Shares Outstanding:
Beginning of period	2,049,023		1,905,432

End of period	1,522,047		2,049,023

Aquinas Small Cap Fund
	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	178,180	$1,643,446	481,118	$3,995,065
Shares issued to shareholders in reinvestment of distributions	—	—	49,791	467,039
Shares redeemed	(230,114)	(2,089,256)	(559,805)	(4,837,281)
Redemption fee		636		493

Net decrease	(51,934)	$(445,174)	(28,896)	$(374,684)

Shares Outstanding:
Beginning of period	1,562,608		1,591,504

End of period	1,510,674		1,562,608

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Aquinas Value Fund	$—	$8,013,699	$—	$8,621,726
LKCM Aquinas Growth Fund	—	9,236,576	—	20,746,153
LKCM Aquinas Small Cap Fund	—	3,749,875	—	4,207,211

E.    Tax Information:    At December 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Cost of Investments	$34,785,473	$26,293,626	$10,665,808

Gross Unrealized Appreciation	$24,382,092	$17,559,999	$4,078,373
Gross Unrealized Depreciation	(32,020)	(241,593)	(43,215)

Net Unrealized Appreciation	$24,350,072	$17,318,406	$4,035,158

Undistributed Ordinary Income	$2,634	$—	$—
Undistributed Long-Term Capital Gain	—	128,180	510,282

Total Distributable Earnings	$2,634	$128,180	$510,282

Total Accumulated Gains	$24,352,706	$17,446,586	$4,545,440

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Funds currently have no unused capital loss carryforwards.

20

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
LKCM Aquinas Value Fund	$—	$—	$507,623	$2,482,399
LKCM Aquinas Growth Fund	—	—	—	3,854,604
LKCM Aquinas Small Cap Fund	—	—	—	498,077

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2013.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2010 through December 31, 2013. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2013. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after June 30, 2014 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

21

LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2014 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov. The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO LKCM AQUINAS FUNDS

Introduction. At a meeting held on February 25, 2014, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Value Fund and LKCM Aquinas Growth Fund (each, an “Aquinas Fund” and collectively, the “Aquinas Funds”).

In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Aquinas Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Aquinas Fund; (2) the performance of each Aquinas Fund as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Aquinas Fund and how those compared to other similar funds and other institutional portfolios; (4) the costs of services provided to the Aquinas Funds and the profitability of LKCM; (5) whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Aquinas Funds. The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM, including but not limited to, reports relating to the Aquinas Funds’ Catholic-values investing mandate, each Aquinas Fund’s performance and expenses, information regarding other clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s fiduciary duties in considering the renewal of the Agreement. The Board also meets each quarter to review various aspects of the Aquinas Funds.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Aquinas Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979. The Board also considered LKCM’s financial resources, insurance coverage, culture of compliance and support for compliance operations that support the Aquinas Funds. The Board considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed the portfolio managers and other key personnel who provide services to each Aquinas Fund, and considered LKCM’s representation that the firm historically has experienced very low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

In addition, the Board considered LKCM’s summary of its procedures for monitoring the Aquinas Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft dollar and commission sharing arrangements for client transactions (including those for the Aquinas Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Aquinas Funds. The Board considered the performance of each Aquinas Fund compared to the Aquinas Fund’s benchmark index (“Benchmark”) and peer group of funds compiled by Lipper, Inc. (“Lipper Index”) for various periods ended December 31, 2013. In considering this comparative data, the Board noted that each Aquinas Fund is managed in accordance with its Catholic-values investing guidelines, which generally are not applicable to the Benchmark or the funds included in the respective Lipper Indexes. The Board also considered LKCM’s discussion of each Fund’s performance.

The Board noted that the Aquinas Small Cap Fund outperformed its Benchmark and the Lipper Index for the five-year period, but underperformed its Benchmark and the Lipper Index for the one-year period, three-year and since-inception periods. The Board noted LKCM’s explanation that, in 2013, the positive performance of the Benchmark had been driven by lower-quality companies and that the Aquinas Small Cap Fund traditionally focuses its investments in higher-quality companies.

22

The Board noted that the Aquinas Value Fund outperformed its Benchmark and the Lipper Index for the one-year, five-year and since-inception periods, but underperformed its Benchmark and the Lipper Index during the three-year period. The Board noted LKCM’s explanation that certain stock selection and sector allocations detracted from the Aquinas Value Fund’s performance.

The Board noted that the Aquinas Growth Fund underperformed its Benchmark and the Lipper Index for all years presented. The Board noted LKCM’s explanation that certain stock selection and sector allocations detracted from the Aquinas Growth Fund’s performance. The Board also noted LKCM’s explanation that, in 2013, the positive performance of the Benchmark had been driven by lower-quality companies and that the Aquinas Growth Fund traditionally focuses its investments in higher-quality companies. Additionally, the Board noted that the Aquinas Growth Fund had retained a new lead portfolio manager during the fourth quarter of 2013.

Fees and Expenses. The Board considered the advisory fee rates and the net expense ratios (after fee waivers and/or expense reimbursements) of each Aquinas Fund relative to similar funds and LKCM’s other clients. The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Aquinas Fund until April 30, 2015. The Board noted that the fee rates for the Aquinas Funds may be higher than other similar funds due to the additional services LKCM provides in managing the Aquinas Funds in accordance with the socially responsible investing guidelines provided by the United States Conference of Catholic Bishops. The Board compared the contractual advisory fee rate and the net expense ratio of each Aquinas Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”). The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Aquinas Small Cap Fund were in the third quartile and second quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than the average of the Lipper Category and the net expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Aquinas Value Fund were in the fourth quartile of the Lipper Category. In this case, the advisory fee rate and net expense ratio were both higher than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Aquinas Growth Fund were in the fourth quartile and third quartile of the Lipper Category, respectively. In this case, the advisory fee rate and net expense ratio were both higher than the average of the Lipper Category.

The Board considered the advisory fee rates charged by LKCM to other mutual funds it subadvises and LKCM’s other separately managed portfolios. The Board noted that the fee rates charged by LKCM to the Aquinas Funds and clients with separately managed portfolios differ primarily as a result of the greater regulatory compliance expenses that LKCM incurs in connection with its management of the Aquinas Funds. The Board also noted LKCM’s representation that the subadvisory fee rates it charges other funds reflect the narrower scope of investment management and compliance services provided by LKCM in a subadvisory capacity.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Aquinas Funds and the profitability of LKCM. The Board reviewed the fees paid by each Aquinas Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM on a Fund-by-Fund basis. In this regard, the Board noted that LKCM estimated it made a profit on the Aquinas Value Fund and Aquinas Growth Fund, but not the Aquinas Small Cap Fund. With respect to economies of scale, the Board considered that the asset levels in the Aquinas Funds are relatively low. Based on these asset levels, the Board noted that LKCM believes that economies of scale likely cannot be achieved until assets increase in the Aquinas Funds.

Benefits Derived by LKCM from its Relationship with the Funds. In addition, the Board noted that LKCM believes that both LKCM and the Aquinas Funds benefit from LKCM’s soft dollar and commission sharing arrangements for third-party and proprietary research used by LKCM in connection with its investment process. The Board also noted that LKCM believes its relationship with the Aquinas Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Aquinas Funds.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Aquinas Funds; and (3) approved the renewal of the Agreement with respect to the Aquinas Funds.

23

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this

2

report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	LKCM Funds

By (Signature and Title)	/s/ Luther King
J. Luther King, Jr., President

Date 8-29-14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Luther King
J. Luther King, Jr., President

Date 8-29-14

By (Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date 8-29-14

4